                        PRELIMINARY -- SUBJECT TO CHANGE

--------------------------------------------------------------------------------

                   CITIGROUP COMMERCIAL MORTGAGE TRUST 2004-C2

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-C2

             CLASSES A-1, A-2, A-3, A-4, A-5, A-1A, A-J, B, C AND D
                           $932,592,000 (APPROXIMATE)

                                ----------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                -----------------

                      CITIGROUP GLOBAL MARKETS REALTY CORP.

                             PNC REAL ESTATE FINANCE

                              MORTGAGE LOAN SELLERS

                                  DECEMBER 2004

[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]
CITIGROUP                                                     PNCBANK

[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]
DEUTSCHE BANK                                                 JPMORGAN

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
--------------------------------------------------------------------------------

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Ten Largest Loans/Crossed Groups Summaries

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 2

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                              CONTACT INFORMATION
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             PHONE               FAX                         EMAIL
----------------------------------------------------------------------------------------------------------------

CITIGROUP GLOBAL MARKETS, INC.
------------------------------
       TRADING/DISTRIBUTION
       --------------------
       Paul Vanderslice                  (212) 723-6156     (212) 723-8599      paul.t.vanderslice@citigroup.com
       John Caputo                       (212) 723-6156     (212) 723-8599           john.j.caputo@citigroup.com
       Jeff Lewis                        (212) 723-6156     (212) 723-8599              jeff.lewis@citigroup.com
       Warren Geiger                     (212) 723-6156     (212) 723-8599           warren.geiger@citigroup.com
       FINANCE
       -------
       Angela Vleck                      (212) 816-8087     (212) 816-8307          angela.j.vleck@citigroup.com
       Elsie Mao                         (212) 816-1299     (212) 816-8307               elsie.mao@citigroup.com
       Teresa Zien                       (212) 816-3004     (212) 816-8299             teresa.zien@citigroup.com

PNC CAPITAL MARKETS, INC.
-------------------------
       Scott Holmes                      (704) 551-2847     (704) 643-2048                  scott.holmes@pnc.com

DEUTSCHE BANK SECURITIES INC.
-----------------------------
       Scott Waynebern                   (212) 250-5149     (212) 797-5630                 scott.wynebern@db.com
       Heath Forusz                      (212) 250-5149     (212) 797-5630                   heath.forusz@db.com

J.P.MORGAN SECURITIES INC.
--------------------------
       Brian Baker                       (212) 834-3813     (212) 834-6598            brian.j.baker@jpmorgan.com
       Glenn Riis                        (212) 834-3813     (212) 834-6598               glenn.riis@jpmorgan.com
----------------------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 3

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

-------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
-------------------------------------------------------------------------------

STRUCTURE:                         Senior/Subordinate, Sequential Pay Pass-Through Certificates

OFFERED CLASSES:                   Classes A-1, A-2, A-3, A-4, A-5, A-1A, A-J, B, C and D (the "Offered Certificates")

LEAD MANAGER:                      Citigroup Global Markets Inc.

CO-MANAGERS                        PNC Capital Markets, Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

MORTGAGE POOL:                     106 commercial and multifamily loans (the "Mortgage Loans") with an "Initial Mortgage Pool
                                   Balance" of $1,030,489,931

MORTGAGE LOAN SELLERS:             Citigroup Global Markets Realty Corp. (93 loans, 88.5% by balance) PNC Real Estate Finance
                                   (13 loans, 11.5% by balance)

MASTER SERVICER:                   Midland Loan Services, Inc.

SPECIAL SERVICER:                  Lennar Partners, Inc.

TRUSTEE:                           Wells Fargo Bank, N.A.

RATING AGENCIES:                   Moody's Investors Service ("Moody's"), and Standard and Poor's Ratings Services, a
                                   division of The McGraw-Hill Companies, Inc. ("S&P")

CUT-OFF DATE:                      With respect to each Mortgage Loan that has a due date in December 2004, such due date; and, with respect to each Mortgage Loan that, because of the timing of its origination in November 2004, has its first payment date in January 2005, either December 1, 2004 or December 13, 2004, as applicable; and, with respect to the one Mortgage Loan that will be originated in December 2004 and has its first payment date in February 2005, its origination date.

EXPECTED SETTLEMENT DATE:          On or about December 22, 2004

DETERMINATION DATE:                The eleventh calendar day of the month, or, if not a business day, the next succeeding business day, beginning in January 2005

DISTRIBUTION DATE:                 The fourth business day following the related Determination Date

DAY COUNT:                         30 / 360

RATED FINAL DISTRIBUTION DATE:     Payment Date in October 2041

ERISA ELIGIBILITY:                 The Offered Certificates are expected to be ERISA-eligible under lead manager's exemption.

SMMEA ELIGIBILITY:                 The Offered Certificates will not be "mortgage-related securities" for the purposes of SMMEA.

TAX TREATMENT:                     REMIC

SETTLEMENT TERMS:                  DTC, same day funds, with accrued interest

MINIMUM DENOMINATION:              $10,000 for all Offered Certificates

CLEAN-UP CALL:                     1%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 4

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                             CERTIFICATES OVERVIEW
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                    EXPECTED INITIAL
                        AGGREGATE         APPROX. %                                              APPROX.
                    PRINCIPAL BALANCE    OF INITIAL       APPROX. % OF      PASS-THROUGH        WEIGHTED       PRINCIPAL
                       OR NOTIONAL      MORTGAGE POOL    INITIAL CREDIT         RATE          AVERAGE LIFE      PAYMENT
CLASS   RATINGS (1)      AMOUNT            BALANCE          SUPPORT         DESCRIPTION (3)    (YEARS) (4)     WINDOW (4)
------------------------------------------------------------------------------------------------------------------------------

OFFERED CERTIFICATES:
------------------------------------------------------------------------------------------------------------------------------
A-1     AAA/Aaa     $   44,979,000          4.36%           20.000%                                2.53       01/05 - 06/09
A-2     AAA/Aaa     $  110,215,000         10.70%           20.000%                                4.77       06/09 - 12/09
A-3     AAA/Aaa     $   65,639,000          6.37%           20.000%                                6.50       12/09 - 02/12
A-4     AAA/Aaa     $   32,298,000          3.13%           20.000%                                8.23       02/12 - 01/14
A-5     AAA/Aaa     $  440,496,000         42.75%           20.000%                                9.61       01/14 - 10/14
A-1A    AAA/Aaa     $  130,764,000         12.69%           20.000%                                8.39       01/05 - 10/14
A-J     AAA/Aaa     $   45,084,000          4.38%           15.625%                                9.89       10/14 - 11/14
 B      AA/Aa2      $   34,779,000          3.37%           12.250%                                9.91       11/14 - 12/14
 C      AA-/Aa3     $   10,304,000          1.00%           11.250%                                9.98       12/14 - 12/14
 D       A/A2       $   18,034,000          1.75%            9.500%                                9.98       12/14 - 12/14
------------------------------------------------------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES(5):
------------------------------------------------------------------------------------------------------------------------------
 XC     AAA/Aaa     $1,030,489,931(2)       N/A               N/A                                  N/A            N/A
 XP     AAA/Aaa     $  965,496,000(2)       N/A               N/A                                  N/A            N/A
 E       A-/A3      $   12,881,000          1.25%            8.250%                                N/A            N/A
 F     BBB+/Baa1    $   12,881,000          1.25%            7.000%                                N/A            N/A
 G     BBB/Baa2     $   10,305,000          1.00%            6.000%                                N/A            N/A
 H     BBB-/Baa3    $   14,169,000          1.37%            4.625%                                N/A            N/A
 J      BB+/Ba1     $    6,441,000          0.63%            4.000%                                N/A            N/A
 K      BB/Ba2      $    6,441,000          0.63%            3.375%                                N/A            N/A
 L      BB-/Ba3     $    5,152,000          0.50%            2.875%                                N/A            N/A
 M       B+/NR      $    5,152,000          0.50%            2.375%                                N/A            N/A
 N       B/NR       $    3,865,000          0.38%            2.000%                                N/A            N/A
 O       B-/NR      $    3,864,000          0.37%            1.625%                                N/A            N/A
 P       NR/NR      $   16,746,931          1.63%             N/A                                  N/A            N/A
------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings shown are those of S&P and Moody's, respectively.

(2)   Notional amount. The Class XC and XP certificates will not have principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of interest accrued on the respective notional amounts as described in the prospectus supplement.

(3)   Classes   ,   , and    will each have a fixed rate. Classes   ,   ,   and
         will each have a pass-through rate that is equal to the net WAC of the
      pool. Classes   ,   ,    and    will each have a pass-through rate that
      is fixed subject to the net WAC of the pool. Classes XC and XP will each have a variable pass-through rate equal to the weighted average of certain interest strip rates.

(4)   Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c)
      make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.

(5)   Not offered by the prospectus supplement or this term sheet.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 5

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

-------------------------------------------------------------------------------
                             STRUCTURE SCHEMATIC(1)
-------------------------------------------------------------------------------

Class A-1      AAA/Aaa   $44,979,000
               4.36%

Class A-2      AAA/Aaa   $110,215,000
               10.70%

Class A-3      AAA/Aaa   $65,639,000
               6.37%

Class A-4      AAA/Aaa   $32,298,000
               3.13%

Class A-5      AAA/Aaa   $440,496,000
               42.75%

Class A-1A     AAA/Aaa   $130,764,000
               12.69%

Class A-J      AAA/Aaa   $45,084,000
               4.38%

Class B        AA/Aa2    $34,779,000
               3.37%

Class C        AA-/Aa3   $10,304,000
               1.00%

Class D        A/A2      $18,034,000
               1.75%

Class E(2)     A-/A3     $12,881,000
               1.25%

Class F(2)     BBB+/Baa1 $12,881,000
               1.25%

Class G(2)     BBB/Baa2  $10,305,000
               1.00%

Class H(2)     BBB-/Baa3 $14,169,000
               1.37%

Class J(2)     BB+/Ba1   $6,441,000
               0.63%

Class K(2)     BB/Ba2    $6,441,000
               0.63%

Class L(2)     BB-/Ba3   $5,152,000
               0.50%

Class M(2)     B+/NR     $5,152,000
               0.50%

Class N(2)     B/NR      $3,865,000
               0.38%

Class O(2)     B-/NR     $3,864,000
               0.37%

Class P(2)     NR/NR     $16,746,931
               1.63%

(1)   Classes are not drawn to scale. Percentages are approximate percentages of the Initial Mortgage Pool Balance as of the Cut-off Date.

(2)   Offered privately pursuant to Rule 144A

(3)   Classes XC and XP shown collectively.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 6

                         PRELIMINARY - SUBJECT TO CHANGE
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                                  CGCMT 2004-C2

-------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
-------------------------------------------------------------------------------

MORTGAGE POOL:          The Mortgage Pool consists of 106 Mortgage Loans (the "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $1,030,489,931 (the "Initial Mortgage Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 106 properties (the
                        "Mortgaged Properties") located throughout 30 states and the District of Columbia. The
                        Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan
                        Group 2", respectively, and, each, a "Loan Group"). Loan Group 1 will consist of (i) all of the
                        Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and (ii) 3 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties. Loan Group 1 is expected to consist of 92 Mortgage Loans, with an aggregate principal balance as of the Cut-off Date of $899,725,580 (the "Initial Loan Group 1 Balance").
                        Loan Group 2 will consist of 14 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties, with an aggregate principal balance as of the Cut-off Date of
                        $130,764,352 (the "Initial Loan Group 2 Balance").

PRINCIPAL PAYMENTS:     In general, principal will be distributed on each Distribution Date to the Class of Certificates with an outstanding total principal balance that has the earliest alphabetical/numerical Class designation until its total principal balance is reduced to zero; except that: the Class A-1, Class
                        A-2, Class A-3, Class A-4 and Class A-5 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the total principal balance of the Class A-1A Certificates has been reduced to zero; the
                        Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the total principal balance of the
                        Class A-5 Certificates has been reduced to zero; and the Class A-J Certificates will be entitled to receive distributions of principal before the Class B Certificates but after the Class A-1, A-2,
                        A-3, A-4, A-5 and A-1A Certificates. However, if, due to losses, the total principal balances of the Class A-J through Class P Certificates are reduced to zero, but any two or more of the A-1,
                        A-2, A-3, A-4, A-5 and/or A-1A Classes remain outstanding, payments of principal to the Class
                        A-1, Class A-2, Class A-3, Class A-4, Class A-5 and/or Class A-1A Certificates will be made on a pro rata basis.

INTEREST PAYMENTS:      Class XC and XP Certificates will collectively accrue interest on the total principal balance of the Class A-1 through Class P Certificates at a rate generally equal to the excess, if any, of the weighted average net coupon for the Mortgage Loans over the weighted average pass-through rate for the Class A-1 through Class P Certificates. The Prospectus Supplement describes the notional amounts on which, and the pass-through rates at which, the Class XC and Class XP
                        Certificates will individually accrue interest. Class XC and Class XP Certificates will receive interest payments pro rata (based on interest entitlements) with interest on the Class A-1,
                        Class A-2, Class A-3, Class A-4, Class A-5 and Class A-1A Certificates each month, except that interest payments on the Class A-1, A-2, A-3, A-4 and A-5 Certificates are generally to be made out of collections and advances on Loan Group 1 and interest payments on the Class
                        A-1A Certificates are generally to be made out of collections and advances on Loan Group 2.

PAYMENT PRIORITY:       Each of the Classes (except Classes XC and XP) will be subordinate to earlier alphabetically lettered classes, except that Class A-J will be subordinate to Classes A-1, A-2, A-3, A-4, A-5 and A-1A. Losses on Mortgage Loans will be allocated in reverse alphabetical order starting from Class P to Class B, then to Class A-J and, thereafter, pro rata among Classes A-1, A-2,
                        A-3, A-4, A-5 and A-1A.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 7

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
-------------------------------------------------------------------------------

INTEREST SHORTFALLS:     The Master Servicer will cover prepayment interest shortfalls on any mortgage loan, up to the portion of the Master Servicing Fees for that loan for the current period accrued at 0.02% per annum and any interest accrued on subject principal prepayment while held by the Master
                         Servicer. Net prepayment interest shortfalls will be allocated pro rata generally based on interest entitlements with respect to each of the interest-bearing certificate classes.

                         Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be borne by the
                         Class or Classes with the lowest payment priority.

PREPAYMENT PREMIUMS      Prepayment premiums collected with respect to each Loan Group will be allocated between the respective classes of Investment Grade P&I Certificates (i.e. Classes A-1, A-2, A-3, A-4,
                         A-5, A-1A, A-J, B, C, D, E, F, G and H) then entitled to principal distributions with respect to such Loan Group and the Class XC Certificates as follows:

                         A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected with respect to each Loan Group will be allocated to each class of the Investment Grade P&I Certificates then entitled to principal distributions with respect to such Loan Group, which percentage will be equal to the product of (a) the percentage of the principal distribution amount with respect to the relevant Loan Group that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Investment Grade P&I Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related Mortgage Loan over the discount rate.

                              Prepayment Premium Allocation Percentage for all    (Pass-Through Rate -- Discount Rate)
                              Investment Grade P&I Certificates collectively   =  ------------------------------------
                                                                                     (Mortgage Rate -- Discount Rate)

                         The remaining percentage of the prepayment premiums will be allocated to the Class XC
                         Certificates. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the Investment Grade P&I Certificates then entitled to principal distributions relative to the Class XC Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise.

                         Allocation of Prepayment Premiums Example
                         -----------------------------------------

                              Assumptions:
                                Mortgage Rate =     9%
                                Bond Class Rate =   7%
                                Discount Rate =     6%

                                                                                              7% - 6%
                              Allocation to Investment Grade P&I Certificates collectively = --------- = 33 1/3%
                                                                                              9% - 6%
                              Class XC Allocation =   Remaining premiums = 66 2/3% thereof
                                                  =   100% - Allocation to Investment Grade P&I Certificates
                                                  =   66 2/3%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 8

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 9

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

-------------------------------------------------------------------------------
                  MORTGAGE POOL CHARACTERISTICS (1)(2)(3)(4)(5)
-------------------------------------------------------------------------------

SUMMARY OF COLLATERAL CHARACTERISTICS                      ALL MORTGAGE LOANS        LOAN GROUP 1        LOAN GROUP 2
---------------------------------------------------------------------------------------------------------------------

Aggregate Cut-off Date Principal Balance                     $1,030,489,931         $899,725,580         $130,764,352
Number of Mortgage Loans                                     106                    92                   14
Number of Properties                                         106                    92                   14
Average Cut-off Date Principal Balance                       $9,721,603             $9,779,626           $9,340,311
Minimum Cut-off Date Principal Balance                       $632,688               $632,688             $2,170,759
Maximum Cut-off Date Principal Balance                       $51,650,000            $51,650,000          $20,500,000
Weighted Average Mortgage Rate                               5.6924%                5.7083%              5.5826%
Minimum Mortgage Rate                                        4.9200%                4.9200%              5.1000%
Maximum Mortgage Rate                                        6.6200%                6.6200%              6.0900%
Weighted Average U/W NCF DSCR                                1.39x                  1.41x                1.25x
Minimum U/W NCF DSCR                                         1.14x                  1.14x                1.20x
Maximum U/W NCF DSCR                                         7.12x                  7.12x                1.62x
Weighted Average Cut-off Date LTV Ratio                      74.00%                 73.49%               77.47%
Minimum Cut-off Date LTV Ratio                               13.12%                 13.12%               72.88%
Maximum Cut-off Date LTV Ratio                               81.00%                 81.00%               80.74%
Weighted Average Original Term to Scheduled Maturity/ARD     116 months             117 months           110 months
Minimum Original Term to Scheduled Maturity/ARD               60 months              60 months            60 months
Maximum Original Term to Scheduled Maturity/ARD              180 months             180 months           120 months
Weighted Average Remaining Term to Scheduled
 Maturity/ARD                                                112 months             113 months           107 months
Minimum Remaining Term to Scheduled Maturity/ARD              55 months              55 months            56 months
Maximum Remaining Term to Scheduled Maturity/ARD             175 months             175 months           120 months
Weighted Average Remaining Amortization Term                 324 months             319 months           358 months
Minimum Remaining Amortization Term                          235 months             235 months           347 months
Maximum Remaining Amortization Term                          360 months             360 months           360 months
Weighted Average Mortgage Loan Seasoning                       3 months               3 months             3 months
Minimum Mortgage Loan Seasoning                                0 months               0 months             0 months
Maximum Mortgage Loan Seasoning                               13 months               8 months            13 months

(1)   With respect to nine Mortgage Loans (Pacific Pointe Corporate Centre
      Loan, Orchard Technology Park Loan, Spectrum Pointe Office Loan, Lanes
      Mill Marketplace Loan, Hills of Aberdeen Apartments Loan, Cape House II
      Loan, Terracotta Business Park, Gillespie Field Business Park-Lots 19, 20
      & 21, and 2500 Marcus Avenue Loan), the U/W NCF DSCR was calculated based upon: (a) the reamortized debt service payments that would be in effect if the subject Mortgage Loan is reduced by a related cash holdback or letter of credit; and/or (b) various assumptions regarding the financial performance of the related Morgaged Property that are consistent with the release of the subject cash holdback and/or letter of credit.

(2)   Each of the Cut-off Date LTV Ratio and the Maturity Date or ARD
      Loan-to-Value Ratio for Pacific Pointe Corporate Centre Loan, Orchard
      Technology Park Loan, Spectrum Pointe Office Loan, Williamsburg Shopping
      Center Loan, Lanes Mill Marketplace Loan, and Cantera Commons Shopping
      Center Loan have been calculated based upon: (a) the reduction of the relevant principal balance of the subject Mortgage Loan by the amount of a related cash holdback and/or letter of credit; and/or (b) the value of the related Mortgaged Property on a stabilized basis that makes various assumptions regarding the financial performance of such property that are consistent with the release of the subject cash holdback or letter of credit.

(3)   The Remaining Amortization Terms were presented without regard to interest only loans.

(4)   Weighted averages are calculated according to the cut-off date principal balances of the individual Mortgage Loans or allocated principal balances of the Mortgaged Properties, as applicable, as a percentage of the
      Initial Mortgage Pool Balance, the Initial Loan Group 1 Balance or the
      Initial Loan Group 2 Balance, as applicable.

(5)   ARD means anticipated repayment date.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 10

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

-------------------------------------------------------------------------------
               MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
-------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                        AGGREGATE         % OF INITIAL                        WTD. AVG.
                                      NUMBER OF        CUT-OFF DATE         MORTGAGE          WTD. AVG.     CUT-OFF DATE
            PROPERTY TYPE             MORTGAGED         PRINCIPAL             POOL            U/W NCF       LOAN-TO-VALUE
             SUBTYPE                  PROPERTIES         BALANCE             BALANCE            DSCR            RATIO
-------------------------------------------------------------------------------------------------------------------------

Retail                                    45         $  379,568,491            36.8%            1.28x           77.10%
   Anchored                               18            280,586,411            27.2             1.26            78.18
   Unanchored                              7             43,996,856             4.3             1.38            73.34
   Shadow Anchored                         4             27,483,240             2.7             1.34            76.07
   Anchored, Single Tenant                 3             15,096,333             1.5             1.41            73.36
   Unanchored, Single Tenant              12             10,730,888             1.0             1.21            72.87
   Shadow Anchored, Single Tenant          1              1,674,763             0.2             1.21            72.87
Office                                    28            372,496,271            36.1             1.51            70.81
   Suburban                               21            260,487,139            25.3             1.36            73.21
   CBD                                     5             89,204,293             8.7             2.00            62.40
   Flex                                    1             12,246,663             1.2             1.29            77.44
   Medical Office                          1             10,558,176             1.0             1.35            74.88
Multifamily                               17            165,705,629            16.1             1.32            75.06
   Conventional                           16            160,465,753            15.6             1.32            74.95
   Student Housing                         1              5,239,876             0.5             1.29            78.21
Self Storage                               4             34,506,717             3.3             1.29            77.14
Industrial                                 5             32,592,582             3.2             1.62            70.27
Hotel                                      4             27,308,470             2.7             1.52            66.09
Mixed Use                                  2             12,678,125             1.2             1.38            78.75
Manufactured Housing                       1              5,633,646             0.5             1.23            75.12
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.                        106         $1,030,489,931           100.0%            1.39x           74.00%
-------------------------------------------------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE        % OF INITIAL                       WTD. AVG.
                                 NUMBER OF       CUT-OFF DATE         MORTGAGE         WTD. AVG.     CUT-OFF DATE
                                MORTGAGED         PRINCIPAL            POOL            U/W NCF       LOAN-TO-VALUE
        STATE/REGION            PROPERTIES         BALANCE            BALANCE            DSCR            RATIO
-------------------------------------------------------------------------------------------------------------------------

California                          13         $  177,676,390           17.2%            1.24x           77.33%
  Southern California (1)           11            157,242,744           15.3             1.24            77.24
  Northern California (1)            2             20,433,646            2.0             1.28            78.03
Florida                             10            138,778,562           13.5             1.44            71.93
New York                            19            105,470,612           10.2             1.44            71.55
Texas                                8             79,909,181            7.8             1.30            73.98
Virginia                             5             59,083,891            5.7             1.33            74.91
Maryland                             2             55,139,609            5.4             1.46            70.03
Oregon                               5             54,227,425            5.3             1.39            72.43
Pennsylvania                         3             36,473,313            3.5             1.24            79.13
New Jersey                           3             32,032,061            3.1             1.28            78.18
Arizona                              3             31,134,329            3.0             1.34            77.51
Other                               35            260,564,557           25.3             1.51            73.14
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                    106          1,030,489,931          100.0%            1.39x            74.00%
-------------------------------------------------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT RESTRICTION COMPOSITION OVER TIME
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 MONTHS FOLLOWING CUT-OFF DATE
  PREPAYMENT RESTRICTION       0         12       24       36        48        60        72        84        96      108      120
-----------------------------------------------------------------------------------------------------------------------------------

Remaining Pool Balance(2)   100.00%    99.22%   98.25%   97.04%    95.73%    82.16%    80.77%    75.66%    74.17%   71.87%    6.96%
Locked/Defeasance           100.00%   100.00%   95.77%   95.50%    95.50%    94.00%    93.99%    93.69%    93.68%   93.61%   95.24%
 Locked                     100.00%   100.00%   95.77%    3.01%     0.72%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%
 Defeasance                   0.00%     0.00%    0.00%   92.49%    94.78%    94.00%    93.99%    93.69%    93.68%   93.61%   95.24%
Yield Maintenance (all)       0.00%     0.00%    4.23%    4.50%     4.50%     6.00%     6.01%     6.31%     6.32%    6.39%    0.00%
 Yield Maintenance            0.00%     0.00%    4.23%    0.00%     0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%
 Grtr1.5%UPBorYM              0.00%     0.00%    0.00%    1.97%     1.97%     2.26%     2.27%     2.38%     2.38%    2.41%    0.00%
 Grtr1%UPBorYM                0.00%     0.00%    0.00%    2.53%     2.53%     3.74%     3.74%     3.93%     3.93%    3.98%    0.00%
Open                          0.00%     0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    4.76%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                       100.00%   100.00%  100.00%  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%  100.00%  100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Southern California includes properties that are located in zip codes of
      93035 or lower. Northern California includes properties that are located in zip codes of 95827 or higher.

(2)   Remaining aggregate mortgage pool balance as a percentage of the Initial
      Mortgage Pool Balance at the specified point in time, assuming there are no prepayments or defaults on Mortgage Loans (except that each Mortgage
      Loan with an anticipated repayment date is paid in full on that date).

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 11

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

-------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
-------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                             WTD. AVG.
                                                                                             CUT-OFF
                                                 AGGREGATE      % OF INITIAL                   DATE
                                 NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
     RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
     PRINCIPAL BALANCES            LOANS         BALANCE          BALANCE         DSCR        RATIO
------------------------------------------------------------------------------------------------------

  (less than)   $2,000,000           13      $   12,405,650          1.2%          1.21x       72.87%
 $2,000,000 to  $2,999,999            4          10,235,622          1.0           1.45        75.90
 $3,000,000 to  $3,999,999            4          14,646,460          1.4           1.49        68.06
 $4,000,000 to  $4,999,999            7          31,769,697          3.1           1.33        74.31
 $5,000,000 to  $5,999,999           18          99,179,258          9.6           1.64        71.54
 $6,000,000 to  $6,999,999            5          33,036,070          3.2           1.35        72.66
 $7,000,000 to  $7,999,999            6          45,208,990          4.4           1.36        75.09
 $8,000,000 to  $8,999,999            9          76,944,720          7.5           1.35        75.32
 $9,000,000 to  $9,999,999            6          56,732,802          5.5           1.38        72.93
$10,000,000 to $14,999,999           12         147,518,429         14.3           1.36        76.07
$15,000,000 to $19,999,999           12         210,254,000         20.4           1.34        73.80
$20,000,000 to $24,999,999            6         130,183,438         12.6           1.46        70.85
$25,000,000 to $29,999,999            1          25,479,293          2.5           1.33        77.21
$30,000,000 to $44,999,999            2          85,245,504          8.3           1.26        79.30
$45,000,000 to $51,650,000            1          51,650,000          5.0           1.41        71.74
------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.                   106      $1,030,489,931        100.0%          1.39x       74.00%
------------------------------------------------------------------------------------------------------

MORTGAGE RATES
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
                                                                                  CUT-OFF
                                      AGGREGATE      % OF INITIAL                   DATE
                      NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
      RANGE OF        MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
  MORTGAGE RATES        LOANS         BALANCE          BALANCE         DSCR        RATIO
-------------------------------------------------------------------------------------------

4.920% to 4.999%           1      $   20,000,000          1.9%          2.06x       50.00%
5.000% to 5.249%          10         113,589,667         11.0           1.70        71.48
5.250% to 5.499%          16         152,417,307         14.8           1.38        74.43
5.500% to 5.749%          25         308,212,049         29.9           1.35        74.38
5.750% to 5.999%          17         206,092,650         20.0           1.30        77.21
6.000% to 6.249%          18         128,302,278         12.5           1.29        75.48
6.250% to 6.499%          18          96,459,089          9.4           1.32        71.84
6.500% to 6.620%           1           5,416,891          0.5           1.45        62.99
-------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.        106      $1,030,489,931        100.0%          1.39x       74.00%
-------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
       RANGE OF                         AGGREGATE      % OF INITIAL                   DATE
  ORIGINAL TERMS        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
  TO MATURITY/ARD       MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
       (MOS)              LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

 (less than)  120           16      $  175,919,379         17.1%          1.70x       68.68%
        120                 87         772,473,050         75.0           1.32        75.23
(greater than)  120          3          82,097,503          8.0           1.32        73.80
---------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.         106      $1,030,489,931        100.0%          1.39x       74.00%
---------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
      RANGE OF                                                                    CUT-OFF
    REMAINING                         AGGREGATE      % OF INITIAL                   DATE
     TERMS TO         NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
  MATURITY/ ARD       MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
      (MOS)             LOANS         BALANCE          BALANCE         DSCR        RATIO
-------------------------------------------------------------------------------------------

55 to 83                  15      $  170,919,379         16.6%          1.54x       70.30%
84 to 107                  2           7,862,405          0.8           5.01        35.77
108 to 119                78         694,625,645         67.4           1.32        75.61
120 to 175                11         157,082,503         15.2           1.33        72.81
-------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.        106      $1,030,489,931        100.0%          1.39x       74.00%
-------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
                                                                                  CUT-OFF
    RANGE OF                         AGGREGATE      % OF INITIAL                   DATE
    ORIGINAL          NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
  AMORTIZATION        MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
   TERMS (MOS)          LOANS         BALANCE          BALANCE         DSCR        RATIO
-------------------------------------------------------------------------------------------

  Interest Only            6      $   84,747,500          8.2%          2.23x       56.35%
   120 to 240              1          15,147,503          1.5           1.14        75.74
   241 to 300              5          30,798,080          3.0           1.59        63.67
   301 to 360             94         899,796,849         87.3           1.31        75.99
-------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.        106      $1,030,489,931        100.0%          1.39x       74.00%
-------------------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                WTD. AVG.
                                                                                CUT-OFF
  RANGE OF                         AGGREGATE      % OF INITIAL                    DATE
 REMAINING         NUMBER OF     CUT-OFF DATE       MORTGAGE       WTD. AVG.    LOAN-TO-
AMORTIZATION        MORTGAGE       PRINCIPAL           POOL         U/W NCF       VALUE
 TERMS (MOS)          LOANS         BALANCE          BALANCE         DSCR         RATIO
-----------------------------------------------------------------------------------------

Interest Only            6      $   84,747,500          8.2%          2.23x       56.35%
 120 to 240              1          15,147,503          1.5           1.14        75.74
 241 to 300              5          30,798,080          3.0           1.59        63.67
 301 to 360             94         899,796,849         87.3           1.31        75.99
-----------------------------------------------------------------------------------------
TOTAL / WTD. AVG.      106      $1,030,489,931        100.0%          1.39x       74.00%
-----------------------------------------------------------------------------------------

AMORTIZATION TYPE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
                                       AGGREGATE      % OF INITIAL                   DATE
                       NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
                       MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
MORTGAGE LOAN TYPE       LOANS         BALANCE          BALANCE         DSCR        RATIO
--------------------------------------------------------------------------------------------

Amortizing Balloon         73      $  541,064,519         52.5%          1.30x       76.44%
Partial IO/Balloon         24         372,743,000         36.2           1.32        74.70
IO/Balloon                  4          67,000,000          6.5           2.35        54.25
Amortizing ARD              3          31,934,912          3.1           1.39        71.35
IO/ARD                      2          17,747,500          1.7           1.80        64.30
--------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.         106      $1,030,489,931        100.0%          1.39x       74.00%
--------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 12

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
                                                                                  CUT-OFF
                                      AGGREGATE      % OF INITIAL                   DATE
                    NUMBER OF        CUT-OFF DATE      MORTGAGE       WTD. AVG.   LOAN-TO-
 RANGE OF U/W        MORTGAGE         PRINCIPAL          POOL          U/W NCF     VALUE
   NCF DSCR           LOANS            BALANCE         BALANCE          DSCR       RATIO
-------------------------------------------------------------------------------------------

1.14x to 1.19x           4        $   49,680,305          4.8%          1.18x      78.54%
1.20x to 1.24x          33           249,395,635         24.2           1.22       76.93
1.25x to 1.29x          21           259,717,530         25.2           1.28       77.86
1.30x to 1.34x          10           103,000,587         10.0           1.32       76.25
1.35x to 1.39x          12           111,951,542         10.9           1.36       72.96
1.40x to 1.44x           6            80,037,733          7.8           1.41       72.31
1.45x to 1.49x           6            41,878,251          4.1           1.48       71.44
1.50x to 1.99x          10            87,338,739          8.5           1.68       65.65
2.00x to 2.49x           3            42,489,609          4.1           2.11       55.25
2.50x to 7.12x           1             5,000,000          0.5           7.12       13.12
-------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.       106       $1,030,489,931        100.0%          1.39x      74.00%
-------------------------------------------------------------------------------------------

PREPAYMENT PROVISION TYPE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
                        MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
  PREPAYMENT PREMIUM      LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

LO/Defeasance              100      $  922,721,003          89.5%        1.40x       73.61%
LO/YM/Defeasance             1          43,500,000           4.2         1.30        79.09
LO/Grtrx%UPBorYM             4          53,018,394           5.1         1.23        75.66
LO/Defeasance/PPY            1          11,250,535           1.1         1.28        78.40
TOTAL / WTD. AVG.          106      $1,030,489,931         100.0%        1.39x       74.00%
---------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
                                                                                  CUT-OFF
                                      AGGREGATE      % OF INITIAL                   DATE
                      NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
  RANGE OF CUT-OFF    MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
  DATE LTV RATIO        LOANS         BALANCE          BALANCE         DSCR        RATIO
-------------------------------------------------------------------------------------------

13.12% to 60.00%           5      $   61,389,609          6.0%          2.28x       52.02%
60.01% to 65.00%           9          73,008,379          7.1           1.74        63.11
65.01% to 70.00%           7          69,028,293          6.7           1.30        69.07
70.01% to 75.00%          34         255,576,139         24.8           1.35        73.31
75.01% to 80.00%          49         555,824,026         53.9           1.28        78.59
80.01% to 81.00%           2          15,663,484          1.5           1.22        80.91
-------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.        106      $1,030,489,931        100.0%          1.39x       74.00%
-------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
  RANGE OF MATURITY                    AGGREGATE      % OF INITIAL                   DATE
    DATE OR ARD        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
     LOAN-TO-          MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
    VALUE RATIO          LOANS         BALANCE          BALANCE         DSCR        RATIO
--------------------------------------------------------------------------------------------

13.12% to 50.00%            7      $   61,845,583          6.0%          2.09x       56.60%
50.01% to 55.00%            2           9,727,409          0.9           1.53        63.17
55.01% to 60.00%            7         110,808,293         10.8           1.49        67.58
60.01% to 65.00%           42         292,446,159         28.4           1.38        72.15
65.01% to 70.00%           38         429,854,838         41.7           1.30        78.28
70.01% to 75.69%           10         125,807,651         12.2           1.26        78.73
--------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.         106      $1,030,489,931        100.0%          1.39x       74.00%
--------------------------------------------------------------------------------------------

ENCUMBERED INTEREST
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
                        MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
 ENCUMBERED INTEREST      LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

Fee Simple                  97      $  960,833,246         93.2%          1.36x       74.26%
Leasehold                    6          39,685,135          3.9           2.08        67.01
Fee in part and
  Leasehold in part          3          29,971,551          2.9           1.37        74.95
---------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.          106      $1,030,489,931        100.0%          1.39x       74.00%
---------------------------------------------------------------------------------------------

SEASONING
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
        SEASONING       MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
        (MOS)             LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

0 to 5                     82      $  886,877,998         86.1%          1.41x       73.61%
6 to 11                    23         140,749,528         13.7%          1.28        76.46
12 to 13                    1           2,862,405          0.3%          1.32        75.33
---------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.         106      $1,030,489,931        100.0%          1.39x       74.00%
---------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 13

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

--------------------------------------------------------------------------------
                  MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                       AGGREGATE                                           WTD. AVG.
                                       NUMBER OF      CUT-OFF DATE      % OF INITIAL       WTD. AVG.     CUT-OFF DATE
            PROPERTY TYPE             MORTGAGED        PRINCIPAL        LOAN GROUP 1        U/W NCF      LOAN-TO-VALUE
             SUBTYPE                  PROPERTIES        BALANCE           BALANCE            DSCR            RATIO
----------------------------------------------------------------------------------------------------------------------

Retail                                    45         $379,568,491           42.2%            1.28x           77.10%
  Anchored                                18          280,586,411           31.2             1.26            78.18
  Unanchored                               7           43,996,856            4.9             1.38            73.34
  Shadow Anchored                          4           27,483,240            3.1             1.34            76.07
  Anchored, Single Tenant                  3           15,096,333            1.7             1.41            73.36
  Unanchored, Single Tenant               12           10,730,888            1.2             1.21            72.87
  Shadow Anchored, Single Tenant           1            1,674,763            0.2             1.21            72.87

Office                                    28          372,496,271           41.4             1.51            70.81
  Suburban                                21          260,487,139           29.0             1.36            73.21
  CBD                                      5           89,204,293            9.9             2.00            62.40
  Flex                                     1           12,246,663            1.4             1.29            77.44
  Medical Office                           1           10,558,176            1.2             1.35            74.88

Multifamily                                3           34,941,277            3.9             1.56            66.01
  Conventional                             3           34,941,277            3.9             1.56            66.01

Self Storage                               4           34,506,717            3.8             1.29            77.14
Industrial                                 5           32,592,582            3.6             1.62            70.27
Hotel                                      4           27,308,470            3.0             1.52            66.09
Mixed Use                                  2           12,678,125            1.4             1.38            78.75
Manufactured Housing                       1            5,633,646            0.6             1.23            75.12
----------------------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.                         92         $899,725,580          100.0%            1.41x           73.49%
----------------------------------------------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                                           WTD. AVG.
                                NUMBER OF     CUT-OFF DATE       % OF INITIAL       WTD. AVG.     CUT-OFF DATE
                               MORTGAGED        PRINCIPAL       LOAN GROUP 1        U/W NCF       LOAN-TO-VALUE
         STATE/REGION          PROPERTIES        BALANCE           BALANCE            DSCR            RATIO
---------------------------------------------------------------------------------------------------------------

California                         12         $159,262,363           17.7%            1.25x           77.62
  Southern California (1)          10         $138,828,717           15.4             1.24            77.56
  Northern California (1)           2         $ 20,433,646            2.3             1.28            78.03
Florida                             9          124,348,740           13.8             1.46            71.82
New York                           19          105,470,612           11.7             1.44            71.55
Virginia                            5           59,083,891            6.6             1.33            74.91
Texas                               6           55,920,123            6.2             1.33            71.43
Maryland                            2           55,139,609            6.1             1.46            70.03
Oregon                              5           54,227,425            6.0             1.39            72.43
New Jersey                          3           32,032,061            3.6             1.28            78.18
Arizona                             3           31,134,329            3.5             1.34            77.51
Massachusetts                       4           30,737,681            3.4             1.29            77.14
Other                              24          192,368,746           21.4             1.58            71.68
---------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                    92          899,725,580          100.0%            1.41x           73.49%
---------------------------------------------------------------------------------------------------------------

LOAN GROUP 1 PREPAYMENT RESTRICTION COMPOSITION OVER TIME
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   MONTHS FOLLOWING CUT-OFF DATE
      PREPAYMENT RESTRICTION           0        12       24       36      48       60       72       84       96      108     120
-----------------------------------------------------------------------------------------------------------------------------------

Remaining Loan Group 1 Balance(2)   100.00%   99.23%   98.25%   97.01%  95.69%   82.66%   81.24%   75.59%   74.10%   71.94%   7.97%

Locked/Defeasance                   100.00%  100.00%   95.16%   97.19%  97.19%   95.85%   95.84%   95.61%   95.61%   95.57%  95.24%
  Locked                            100.00%  100.00%   95.16%    3.17%   0.83%    0.00%    0.00%    0.00%    0.00%    0.00%   0.00%
  Defeasance                          0.00%    0.00%    0.00%   94.02%  96.36%   95.85%   95.84%   95.61%   95.61%   95.57%  95.24%
Yield Maintenance (all)               0.00%    0.00%    4.84%    2.81%   2.81%    4.15%    4.16%    4.39%    4.39%    4.43%   0.00%
  Yield Maintenance                   0.00%    0.00%    4.84%    0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%   0.00%
  Grtr1.5%UPBorYM                     0.00%    0.00%    0.00%    2.25%   2.26%    2.57%    2.58%    2.73%    2.73%    2.76%   0.00%
  Grtr1%UPBorYM                       0.00%    0.00%    0.00%    0.56%   0.55%    1.58%    1.58%    1.66%    1.66%    1.67%   0.00%
Open                                  0.00%    0.00%    0.00%    0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%   4.76%
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL                             100.00%  100.00%  100.00%  100.00% 100.00%  100.00%  100.00%  100.00%  100.00%  100.00% 100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Southern California includes properties that are located in zip codes of
      93035 or lower. Northern California includes properties that are located in zip codes of 95827 or higher.

(2)   Remaining aggregate Loan Group 1 balance as a percentage of the Initial
      Loan Group 1 Balance at the specified point in time, assuming there are no prepayments or defaults on Mortgage Loans (except that each Mortgage
      Loan with an anticipated repayment date is paid in full on that date).

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 14

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                  MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                         WTD. AVG.
             RANGE OF                          AGGREGATE                                 CUT-OFF
             CUT-OFF               NUMBER       CUT-OFF          % OF                      DATE
              DATE                   OF          DATE          INITIAL      WTD. AVG.    LOAN-TO-
            PRINCIPAL             MORTGAGE     PRINCIPAL     LOAN GROUP 1    U/W NCF      VALUE
            BALANCES                LOANS       BALANCE        BALANCE        DSCR        RATIO
--------------------------------------------------------------------------------------------------

     (less than)   $2,000,000        13      $ 12,405,650         1.4%         1.21x       72.87%
   $2,000,000 to  $2,999,999          1         2,642,458         0.3          1.46        73.40
   $3,000,000 to  $3,999,999          3        11,157,401         1.2          1.53        64.41
   $4,000,000 to  $4,999,999          6        26,969,697         3.0          1.34        73.30
   $5,000,000 to  $5,999,999         16        88,238,895         9.8          1.69        70.55
   $6,000,000 to  $6,999,999          5        33,036,070         3.7          1.35        72.66
   $7,000,000 to  $7,999,999          6        45,208,990         5.0          1.36        75.09
   $8,000,000 to  $8,999,999          8        68,844,720         7.7          1.36        75.02
   $9,000,000 to  $9,999,999          5        47,462,998         5.3          1.42        71.57
  $10,000,000 to $14,999,999         11       133,088,607        14.8          1.37        76.41
  $15,000,000 to $19,999,999          9       158,611,859        17.6          1.37        72.90
  $20,000,000 to $24,999,999          5       109,683,438        12.2          1.50        69.15
  $25,000,000 to $29,999,999          1        25,479,293         2.8          1.33        77.21
  $30,000,000 to $44,999,999          2        85,245,504         9.5          1.26        79.30
  $45,000,000 to $51,650,000          1        51,650,000         5.7          1.41        71.74
--------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                  92      $899,725,580       100.0%         1.41x       73.49%
--------------------------------------------------------------------------------------------------

MORTGAGE RATES
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                            WTD. AVG.
                                  AGGREGATE                                 CUT-OFF
                       NUMBER      CUT-OFF          % OF                      DATE
      RANGE OF          OF          DATE          INITIAL      WTD. AVG.    LOAN-TO-
     MORTGAGE        MORTGAGE     PRINCIPAL    LOAN GROUP 1     U/W NCF      VALUE
      RATES            LOANS       BALANCE        BALANCE        DSCR        RATIO
-------------------------------------------------------------------------------------

4.920% to 4.999%         1      $ 20,000,000         2.2%         2.06x      50.00%
5.000% to 5.249%         9       107,889,181        12.0          1.73       70.99
5.250% to 5.499%        12        89,419,389         9.9          1.49       71.45
5.500% to 5.749%        20       280,762,409        31.2          1.35       74.24
5.750% to 5.999%        14       179,576,342        20.0          1.31       77.46
6.000% to 6.249%        17       120,202,278        13.4          1.29       75.32
6.250% to 6.499%        18        96,459,089        10.7          1.32       71.84
6.500% to 6.620%         1         5,416,891         0.6          1.45       62.99
-------------------------------------------------------------------------------------
TOTAL / WTD. AVG.       92      $899,725,580       100.0%         1.41x      73.49%
-------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                                WTD. AVG.
                                    AGGREGATE                                   CUT-OFF
     RANGE OF           NUMBER       CUT-OFF           % OF                      DATE
     ORIGINAL             OF          DATE           INITIAL       WTD. AVG.    LOAN-TO-
     TERMS TO          MORTGAGE     PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
MATURITY/ARD (MOS)       LOANS       BALANCE         BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------

 (less than) 120          14      $153,490,779         17.1%         1.77x       67.08%
 120                      75       664,137,298         73.8          1.34        74.94
 (greater than) 120        3        82,097,503          9.1          1.32        73.80
-----------------------------------------------------------------------------------------
TOTAL / WTD. AVG.         92      $899,725,580        100.0%         1.41x       73.49%
-----------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                             WTD. AVG.
      RANGE OF                     AGGREGATE                                 CUT-OFF
    REMAINING          NUMBER      CUT-OFF           % OF                      DATE
     TERMS TO           OF           DATE          INITIAL      WTD. AVG.    LOAN-TO-
    MATURITY/        MORTGAGE     PRINCIPAL     LOAN GROUP 1     U/W NCF      VALUE
    ARD (MOS)          LOANS       BALANCE         BALANCE        DSCR        RATIO
--------------------------------------------------------------------------------------

55 to 83                13      $148,490,779         16.5%         1.59x       68.89%
84 to 107                1         5,000,000          0.6          7.12        13.12
108 to 119              69       596,512,298         66.3          1.33        75.41
120 to 175               9       149,722,503         16.6          1.33        72.45
--------------------------------------------------------------------------------------
TOTAL / WTD. AVG.       92      $899,725,580        100.0%         1.41x       73.49%
--------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                  AGGREGATE                                 WTD. AVG.
      RANGE OF         NUMBER      CUT-OFF          % OF                     CUT-OFF
     ORIGINAL           OF          DATE          INITIAL      WTD. AVG.      DATE
   AMORTIZATION      MORTGAGE     PRINCIPAL    LOAN GROUP 1     U/W NCF     LOAN-TO-
   TERMS (MOS)         LOANS       BALANCE        BALANCE        DSCR      VALUE RATIO
--------------------------------------------------------------------------------------

Interest Only             6      $ 84,747,500         9.4%         2.23x      56.35%
120 to 240                1        15,147,503         1.7          1.14       75.74
241 to 300                5        30,798,080         3.4          1.59       63.67
301 to 360               80       769,032,497        85.5          1.31       75.73
--------------------------------------------------------------------------------------
TOTAL / WTD. AVG.        92      $899,725,580       100.0%         1.41x      73.49%
--------------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                            WTD. AVG.
                                  AGGREGATE                                 CUT-OFF
      RANGE OF         NUMBER      CUT-OFF          % OF                      DATE
    REMAINING           OF          DATE          INITIAL      WTD. AVG.    LOAN-TO-
   AMORTIZATION      MORTGAGE     PRINCIPAL    LOAN GROUP 1     U/W NCF      VALUE
   TERMS (MOS)         LOANS       BALANCE        BALANCE        DSCR        RATIO
--------------------------------------------------------------------------------------

Interest Only            6      $ 84,747,500         9.4%         2.23x       56.35%
120 to 240               1        15,147,503         1.7          1.14        75.74
241 to 300               5        30,798,080         3.4          1.59        63.67
301 to 360              80       769,032,497        85.5          1.31        75.73
--------------------------------------------------------------------------------------
TOTAL / WTD. AVG.       92      $899,725,580       100.0%         1.41x       73.49%
--------------------------------------------------------------------------------------

AMORTIZATION TYPE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                   AGGREGATE                                  CUT-OFF
                       NUMBER       CUT-OFF          % OF                      DATE
                         OF          DATE           INITIAL       WTD. AVG.   LOAN-TO-
                      MORTGAGE     PRINCIPAL      LOAN GROUP 1    U/W NCF      VALUE
MORTGAGE LOAN TYPE      LOANS       BALANCE         BALANCE         DSCR       RATIO
--------------------------------------------------------------------------------------

Amortizing Balloon       62      $455,400,168         50.6%         1.31x      76.29%
Partial IO/Balloon       21       327,643,000         36.4          1.34       74.25
IO/Balloon                4        67,000,000          7.4          2.35       54.25
Amortizing ARD            3        31,934,912          3.5          1.39       71.35
IO/ARD                    2        17,747,500          2.0          1.80       64.30
---------------------------------------------------------------------------------------
TOTAL / WTD. AVG.        92      $899,725,580        100.0%         1.41x      73.49%
---------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 15

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                      AGGREGATE                                        CUT-OFF
                        NUMBER         CUT-OFF            % OF                           DATE
    RANGE OF              OF            DATE            INITIAL         WTD. AVG.      LOAN-TO-
    U/W NCF            MORTGAGE       PRINCIPAL       LOAN GROUP 1       U/W NCF        VALUE
     DSCR               LOANS          BALANCE          BALANCE           DSCR          RATIO
------------------------------------------------------------------------------------------------

1.14x to 1.19x             3        $ 40,410,500           4.5%           1.18x         78.22%
1.20x to 1.24x            28         169,153,494          18.8            1.22          76.63
1.25x to 1.29x            17         229,547,345          25.5            1.28          78.05
1.30x to 1.34x             9         100,138,182          11.1            1.32          76.27
1.35x to 1.39x            11         108,462,484          12.1            1.36          72.74
1.40x to 1.44x             5          77,477,733           8.6            1.41          72.06
1.45x to 1.49x             6          41,878,251           4.7            1.48          71.44
1.50x to 1.99x             9          85,167,980           9.5            1.68          65.41
2.00x to 2.49x             3          42,489,609           4.7            2.11          55.25
2.50x to 7.12x             1           5,000,000           0.6            7.12          13.12
------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.         92        $899,725,580         100.0%           1.41x         73.49%
------------------------------------------------------------------------------------------------

PREPAYMENT PROVISION TYPE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                         WTD. AVG.
                                      AGGREGATE                                          CUT-OFF
                        NUMBER         CUT-OFF            % OF                            DATE
                          OF            DATE             INITIAL         WTD. AVG.      LOAN-TO-
   PREPAYMENT          MORTGAGE       PRINCIPAL        LOAN GROUP 1       U/W NCF         VALUE
    PREMIUM             LOANS          BALANCE           BALANCE           DSCR           RATIO
-------------------------------------------------------------------------------------------------

LO/Defeasance             87        $812,456,651           90.3%           1.42x          73.15%
LO/YM/Defeasance           1          43,500,000            4.8            1.30           79.09
LO/Grtrx%UPBorYM           3          32,518,394            3.6            1.24           72.96
LO/Defeasance/PPY          1          11,250,535            1.3            1.28           78.40
-------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.         92        $899,725,580          100.0%           1.41x          73.49%
-------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                       WTD. AVG.
                                      AGGREGATE                                         CUT-OFF
     RANGE OF           NUMBER         CUT-OFF            % OF                           DATE
     CUT-OFF              OF            DATE            INITIAL         WTD. AVG.      LOAN-TO-
       DATE            MORTGAGE       PRINCIPAL       LOAN GROUP 1       U/W NCF         VALUE
    LTV RATIO            LOANS         BALANCE          BALANCE           DSCR           RATIO
--------------------------------------------------------------------------------------------------

13.12% to 60.00%           5        $ 61,389,609           6.8%           2.28x          52.02%
60.01% to 65.00%           9          73,008,379           8.1            1.74           63.11
65.01% to 70.00%           7          69,028,293           7.7            1.30           69.07
70.01% to 75.00           31         220,561,531          24.5            1.36           73.19
75.01% to 80.00%          39         465,774,769          51.8            1.28           78.59
80.01% to 81.00%           1           9,962,998           1.1            1.20           81.00
--------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.         92        $899,725,580         100.0%           1.41x           73.49%
--------------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                         WTD. AVG.
                                       AGGREGATE                                          CUT-OFF
      RANGE OF           NUMBER         CUT-OFF             % OF                          DATE
      MATURITY             OF             DATE            INITIAL         WTD. AVG.      LOAN-TO-
    DATE OR ARD         MORTGAGE       PRINCIPAL        LOAN GROUP 1       U/W NCF         VALUE
 LOAN-TO-VALUE RATIO      LOANS         BALANCE           BALANCE           DSCR          RATIO
--------------------------------------------------------------------------------------------------

  13.12% to 50.00%           7        $ 61,845,583           6.9%           2.09x          56.60%
  50.01% to 55.00%           2           9,727,409           1.1            1.53           63.17
  55.01% to 60.00%           7         110,808,293          12.3            1.49           67.58
  60.01% to 65.00%          38         254,569,145          28.3            1.40           71.86
  65.01% to 70.00%          32         396,396,099          44.1            1.30           78.20
  70.01% to 75.69%           6          66,379,051           7.4            1.29           78.79
--------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         92        $899,725,580         100.0%           1.41x           73.49%
--------------------------------------------------------------------------------------------------

ENCUMBERED INTEREST
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                        WTD. AVG.
                                                      AGGREGATE                                        CUT-OFF
                                         NUMBER        CUT-OFF             % OF                          DATE
                                          OF             DATE            INITIAL         WTD. AVG.      LOAN-TO-
                                       MORTGAGE       PRINCIPAL        LOAN GROUP 1       U/W NCF         VALUE
       ENCUMBERED INTEREST               LOANS         BALANCE           BALANCE           DSCR          RATIO
-----------------------------------------------------------------------------------------------------------------

  Fee Simple                              83        $830,068,894           92.3%           1.38x          73.75%
  Leasehold                                6          39,685,135            4.4            2.08           67.01
  Fee in part and Leasehold in part        3          29,971,551            3.3            1.37           74.95
-----------------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                       92        $899,725,580          100.0%           1.41x           73.49%
-----------------------------------------------------------------------------------------------------------------

SEASONING
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                                          WTD. AVG.
                                         AGGREGATE                                        CUT-OFF
                           NUMBER        CUT-OFF             % OF                           DATE
                            OF             DATE            INITIAL         WTD. AVG.      LOAN-TO-
                         MORTGAGE       PRINCIPAL        LOAN GROUP 1       U/W NCF         VALUE
     SEASONING (MOS)       LOANS         BALANCE           BALANCE           DSCR           RATIO
----------------------------------------------------------------------------------------------------

  0 to 5                    69         $758,976,051          84.4%           1.43x         72.95%
  6 to 8                    23          140,749,528          15.6%           1.28          76.46
----------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         92         $899,725,580         100.0%           1.41x         73.49%
----------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 16

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 17

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

--------------------------------------------------------------------------------
                  MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                         AGGREGATE       % OF INITIAL                        WTD. AVG.
                         NUMBER OF     CUT-OFF DATE          LOAN            WTD. AVG.     CUT-OFF DATE
  PROPERTY TYPE          MORTGAGED        PRINCIPAL          GROUP 2          U/W NCF       LOAN-TO-VALUE
     SUBTYPE            PROPERTIES        BALANCE           BALANCE            DSCR            RATIO
--------------------------------------------------------------------------------------------------------

Multifamily                 14          130,764,352          100.0             1.25            77.47
 Conventional               13          125,524,476           96.0             1.25            77.44
 Student Housing             1            5,239,876            4.0             1.29            78.21
--------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.           14         $130,764,352          100.0%            1.25x           77.47%
--------------------------------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               AGGREGATE       % OF INITIAL                         WTD. AVG.
                               NUMBER OF     CUT-OFF DATE         LOAN             WTD. AVG.     CUT-OFF DATE
                              MORTGAGED        PRINCIPAL         GROUP 2           U/W NCF       LOAN-TO-VALUE
         STATE/REGION         PROPERTIES       BALANCE           BALANCE             DSCR            RATIO
--------------------------------------------------------------------------------------------------------------

Texas                             2          $23,989,059           18.3%             1.23x           79.92%
Southern California(1)            1           18,414,027           14.1              1.23            74.85
Alabama                           1           16,728,113           12.8              1.22            79.28
Indiana                           1           16,500,000           12.6              1.25            75.69
Florida                           1           14,429,822           11.0              1.29            72.88
Pennsylvania                      2           13,339,876           10.2              1.25            78.01
South Carolina                    1            9,269,804            7.1              1.20            79.91
Rhode Island                      1            5,700,486            4.4              1.25            80.74
Nevada                            1            4,800,000            3.7              1.30            80.00
Vermont                           1            2,862,405            2.2              1.32            75.33
Other                             2            4,730,759            3.6              1.52            77.64
-------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                  14         $130,764,352          100.0%             1.25x           77.47%
-------------------------------------------------------------------------------------------------------------

LOAN GROUP 2 PREPAYMENT RESTRICTION COMPOSITION OVER TIME
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   MONTHS FOLLOWING CUT-OFF DATE
      PREPAYMENT RESTRICTION           0        12       24       36      48       60       72       84      96       108     120
------------------------------------------------------------------------------------------------------------------------------------

 Remaining Loan Group 2 Balance(2)    100.00%    99.16%   98.26%   97.23%  95.97%  78.76%    77.48%   76.13%  74.72%  71.34%   0.00%

 Locked/Defeasance                    100.00%   100.00%  100.00%   83.91%  83.91%  80.66%    80.63%   80.60%  80.56%  80.02%   0.00%
  Locked                              100.00%   100.00%  100.00%    1.93%   0.00%   0.00%     0.00%    0.00%   0.00%   0.00%   0.00%
  Defeasance                            0.00%     0.00%    0.00%   81.98%  83.91%  80.66%    80.63%   80.60%  80.56%  80.02%   0.00%

 Yield Maintenance (all)                0.00%     0.00%    0.00%   16.09%  16.09%  19.34%    19.37%   19.40%  19.44%  19.98%   0.00%
  Grtr1%UPBorYM                         0.00%     0.00%    0.00%   16.09%  16.09%  19.34%    19.37%   19.40%  19.44%  19.98%   0.00%
 Open                                   0.00%     0.00%    0.00%    0.00%   0.00%   0.00%     0.00%    0.00%   0.00%   0.00%   0.00%
-------                               ------    ------   ------   ------  ------  ------    ------   ------  ------   ------  -----
 TOTAL                                100.00%   100.00%  100.00%  100.00% 100.00% 100.00%   100.00%  100.00% 100.00%  100.00%  0.00%
=======                               ======    ======   ======   ======  ======  ======    ======   ======  ======   ======  =====
------------------------------------------------------------------------------------------------------------------------------------

(1)   Southern California includes properties that are located in zip codes of
      93035 or lower. Northern California includes properties that are located in zip codes of 95827 or higher.

(2)   Remaining Loan Group 2 balance as a percentage of the Initial Loan Group
      2 Balance at the specified point in time, assuming there are no prepayments or defaults on Mortgage Loans (except that each Mortgage Loan with an anticipated repayment date is paid in full on that date).

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 18

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
             RANGE OF                          AGGREGATE      % OF                  WTD. AVG.
            CUT-OFF                NUMBER      CUT-OFF      INITIAL                 CUT-OFF
              DATE                  OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
           PRINCIPAL             MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
            BALANCES               LOANS       BALANCE      BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------

     (less than)   $3,000,000    3            $7,593,164       5.8%       1.44x       76.77%
   $3,000,000 to  $4,999,999     2             8,289,059       6.3        1.32        79.89
   $5,000,000 to  $9,999,999     4            28,310,167      21.6        1.23        79.18
  $10,000,000 to $14,999,999     1            14,429,822      11.0        1.29        72.88
  $15,000,000 to $19,999,999     3            51,642,140      39.5        1.23        76.55
  $20,000,000 to $20,500,000     1            20,500,000      15.7        1.21        79.95
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.             14          $130,764,352     100.0%       1.25x       77.47%
===============================================================================================

MORTGAGE RATES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                     AGGREGATE      % OF                  WTD. AVG.
                         NUMBER      CUT-OFF      INITIAL                 CUT-OFF
        RANGE OF          OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
       MORTGAGE        MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
        RATES            LOANS       BALANCE      BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------

  5.100% to 5.249%     1            $5,700,486       4.4%       1.25x       80.74%
  5.250% to 5.499%     4            62,997,917      48.2        1.22        78.65
  5.500% to 5.749%     5            27,449,640      21.0        1.34        75.82
  5.750% to 5.999%     3            26,516,308      20.3        1.25        75.57
  6.000% to 6.090%     1             8,100,000       6.2        1.23        77.88
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.   14          $130,764,352     100.0%       1.25x       77.47%
===============================================================================================

 ORIGINAL TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
        RANGE OF                 AGGREGATE      % OF                     WTD. AVG.
       ORIGINAL     NUMBER       CUT-OFF        INITIAL                   CUT-OFF
       TERMS TO       OF           DATE           LOAN     WTD. AVG.     DATE LOAN-
      MATURITY/    MORTGAGE      PRINCIPAL      GROUP 2     U/W NCF       TO-VALUE
      ARD (MOS)      LOANS        BALANCE       BALANCE      DSCR          RATIO
-----------------------------------------------------------------------------------------------

   (less than) 120    2            $22,428,600     17.2%       1.23x       79.65%
    120               12           108,335,752     82.8        1.26        77.02
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.   14          $130,764,352    100.0%       1.25x       77.47%
===============================================================================================

REMAINING TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       RANGE OF                  AGGREGATE      % OF                  WTD. AVG.
      REMAINING      NUMBER       CUT-OFF      INITIAL                 CUT-OFF
       TERMS TO        OF          DATE         LOAN      WTD. AVG.   DATE LOAN-
      MATURITY/     MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
      ARD (MOS)       LOANS       BALANCE      BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------

   56 to  83           2          $22,428,600    17.2%     1.23x       79.65%
   84 to 107           1            2,862,405     2.2      1.32        75.33
  108 to 119           9           98,113,347    75.0      1.25        76.85
       120             2            7,360,000     5.6      1.34        80.00
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.   14          $130,764,352  100.0%     1.25x         77.47%
===============================================================================================

ORIGINAL AMORTIZATION TERM
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE       % OF                    WTD. AVG.
       ORIGINAL         NUMBER       CUT-OFF       INITIAL                  CUT-OFF
     AMORTIZATION         OF          DATE          LOAN       WTD. AVG.   DATE LOAN-
        TERMS          MORTGAGE     PRINCIPAL      GROUP 2     U/W NCF     TO-VALUE
        (MOS)            LOANS       BALANCE       BALANCE      DSCR         RATIO
-----------------------------------------------------------------------------------------------

     =360                14        $130,764,352    100.0%      1.25x       77.47%
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.      14        $130,764,352    100.0%      1.25x       77.47%
===============================================================================================

REMAINING AMORTIZATION TERM
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
        RANGE OF                    AGGREGATE       % OF                   WTD. AVG.
      REMAINING          NUMBER      CUT-OFF      INITIAL                  CUT-OFF
     AMORTIZATION         OF          DATE          LOAN      WTD. AVG.   DATE LOAN-
        TERMS          MORTGAGE     PRINCIPAL     GROUP 2      U/W NCF     TO-VALUE
        (MOS)            LOANS       BALANCE      BALANCE       DSCR        RATIO
-----------------------------------------------------------------------------------------------

  347 to 360          14           130,764,352      100.0%       1.25x     77.47%
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.   14          $130,764,352      100.0%       1.25x     77.47%
===============================================================================================

AMORTIZATION TYPE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
                                                                                  CUT-OFF
                                       AGGREGATE     % OF INITIAL                   DATE
                         NUMBER OF   CUT-OFF DATE        LOAN        WTD. AVG.    LOAN-TO-
                         MORTGAGE      PRINCIPAL       GROUP 2        U/W NCF      VALUE
 MORTGAGE LOAN TYPE        LOANS        BALANCE        BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  Amortizing Balloon        11        $85,664,352        65.5%          1.27x       77.19%
  Partial IO/Balloon         3         45,100,000        34.5           1.23        78.02
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         14       $130,764,352       100.0%          1.25x       77.47%
===============================================================================================

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 19

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                        AGGREGATE         % OF                       WTD. AVG.
         RANGE OF          NUMBER        CUT-OFF        INITIAL                       CUT-OFF
         U/W                OF             DATE           LOAN        WTD. AVG.     DATE LOAN-
         NCF             MORTGAGE       PRINCIPAL       GROUP 2       U/W NCF        TO-VALUE
         DSCR              LOANS         BALANCE        BALANCE         DSCR           RATIO
-----------------------------------------------------------------------------------------------

       = 1.20x               1          $9,269,804         7.1%         1.20x          79.91%
  1.21x to 1.25x             6          85,942,627        65.7          1.23           77.77
  1.26x to 1.30x             3          24,469,698        18.7          1.29           75.42
  1.31x to 1.40x             2           6,351,464         4.9          1.34           77.76
  1.41x to 1.50x             1           2,560,000         2.0          1.43           80.00
  1.51x to 1.79x             1           2,170,759         1.7          1.62           74.85
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         14        $130,764,352       100.0%         1.25x          77.47%
===============================================================================================

PREPAYMENT PROVISION TYPE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                         AGGREGATE         % OF                       WTD. AVG.
                           NUMBER        CUT-OFF        INITIAL                       CUT-OFF
                            OF             DATE           LOAN        WTD. AVG.     DATE LOAN-
        PREPAYMENT       MORTGAGE       PRINCIPAL       GROUP 2       U/W NCF        TO-VALUE
       PREMIUM             LOANS         BALANCE        BALANCE         DSCR           RATIO
-----------------------------------------------------------------------------------------------

  LO/Defeasance             13        $110,264,352        84.3%         1.26x          77.01%
  LO/Grtrx%UPBorYM           1          20,500,000        15.7          1.21           79.95
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         14        $130,764,352       100.0%         1.25x          77.47%
===============================================================================================

CUT-OFF DATE LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
         RANGE OF                       AGGREGATE         % OF                       WTD. AVG.
       CUT-OFF             NUMBER        CUT-OFF       INITIAL                       CUT-OFF
         DATE               OF            DATE           LOAN        WTD. AVG.     DATE LOAN-
         LTV             MORTGAGE       PRINCIPAL      GROUP 2       U/W NCF        TO-VALUE
        RATIO              LOANS         BALANCE       BALANCE         DSCR           RATIO
-----------------------------------------------------------------------------------------------

  72.88% to 75.00%           3         $35,014,609       26.8%         1.28x          74.04%
  75.01% to 80.00%          10          90,049,257       68.9          1.24           78.60
  80.01% to 80.74%           1           5,700,486        4.4          1.25           80.74
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         14        $130,764,352      100.0%         1.25x          77.47%
===============================================================================================

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                         AGGREGATE         % OF                       WTD. AVG.
                            NUMBER        CUT-OFF       INITIAL                       CUT-OFF
    RANGE OF MATURITY        OF            DATE           LOAN        WTD. AVG.     DATE LOAN-
 DATE OR ARD LOAN-TO-     MORTGAGE       PRINCIPAL      GROUP 2       U/W NCF        TO-VALUE
      VALUE RATIO           LOANS         BALANCE       BALANCE         DSCR           RATIO
-----------------------------------------------------------------------------------------------

  61.55% to 65.00%            4         $37,877,013       29.0%         1.28x          74.14%
  65.01% to 70.00%            6          33,458,739       25.6          1.27           79.16
  70.01% to 74.83%            4          59,428,600       45.4          1.23           78.66
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.          14        $130,764,352      100.0%         1.25x          77.47%
===============================================================================================

ENCUMBERED INTEREST
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                           AGGREGATE          % OF                    WTD. AVG.
                             NUMBER        CUT-OFF         INITIAL                    CUT-OFF
                              OF             DATE            LOAN         WTD. AVG.  DATE LOAN-
                           MORTGAGE       PRINCIPAL        GROUP 2        U/W NCF     TO-VALUE
   ENCUMBERED INTEREST       LOANS         BALANCE         BALANCE          DSCR        RATIO
-----------------------------------------------------------------------------------------------

  Fee Simple              14            $130,764,352         100.0%         1.25x       77.47%
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       14            $130,764,352         100.0%         1.25x       77.47%
===============================================================================================

SEASONING
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                        AGGREGATE         % OF                       WTD. AVG.
                          NUMBER         CUT-OFF        INITIAL                       CUT-OFF
                            OF             DATE           LOAN        WTD. AVG.     DATE LOAN-
        SEASONING        MORTGAGE       PRINCIPAL       GROUP 2       U/W NCF        TO-VALUE
        (MOS)              LOANS         BALANCE        BALANCE         DSCR           RATIO
-----------------------------------------------------------------------------------------------

  0 to 5                    13        $127,901,947        97.8%         1.25x          77.52%
  6 to 13                    1           2,862,405         2.2%         1.32           75.33
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         14        $130,764,352       100.0%         1.25x          77.47%
===============================================================================================

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 20

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                        TEN LARGEST LOANS/CROSSED GROUPS
--------------------------------------------------------------------------------

TEN LARGEST LOANS/CROSSED GROUPS BY CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                    CUT-OFF DATE  INITIAL
                                                      CUT-OFF DATE   PRINCIPAL    MORTGAGE
                                   LOAN  PROPERTY      PRINCIPAL      BALANCE       POOL
    LOAN NAME / PROPERTY NAME     SELLER  TYPE          BALANCE     PER SF/UNIT   BALANCE
-------------------------------------------------------------------------------------------------------

 1) Artery Plaza                   CGM   Office       $51,650,000      $191        5.0%
 2) River Plaza Shopping Center    CGM   Retail        43,500,000       424        4.2
 3) Nordahl Marketplace            CGM   Retail        41,745,504       254        4.1
 4) California Office Portfolio(1) CGM                 35,389,181       140        3.4
 Pacific Pointe Corporate Centre         Office        12,514,838
 Orchard Technology Park                 Office        12,246,663
 Spectrum Pointe Office                  Office        10,627,680
 5) 400 SW 6th Avenue              CGM   Office        25,479,293       122        2.5
 6) Wilkes-Barre Commons           CGM   Retail        23,133,438       138        2.2
 7) Bay Harbor Apartments          CGM   Multifamily   23,000,000    67,847        2.2
 8) Williamsburg Shopping Center   CGM   Retail        22,000,000        88        2.1
 9) Village West Shopping Center   CGM   Retail        21,550,000       128        2.1
 10) The Lodge at Baybrook         PNC   Multifamily   20,500,000    63,665        2.0
                                                     ------------                 -----
  TOTAL/WTD. AVG.                                    $307,947,415                 29.9%
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                               CUT-OFF
                                                                                                DATE
                                       % OF INITIAL    % OF INITIAL      STATED                LOAN-TO-
                                       LOAN GROUP 1    LOAN GROUP 2    REMAINING    U/W NCF     VALUE
       LOAN NAME / PROPERTY NAME         BALANCE         BALANCE      TERM (MO.)     DSCR       RATIO
-------------------------------------------------------------------------------------------------------

 1) Artery Plaza                            5.7%                          175         1.41x      71.74%
 2) River Plaza Shopping Center             4.8                           117         1.30       79.09
 3) Nordahl Marketplace                     4.6                           114         1.22       79.52
 4) California Office Portfolio(1)          3.9                           114         1.29       77.44
 Pacific Pointe Corporate Centre
 Orchard Technology Park
 Spectrum Pointe Office
 5) 400 SW 6th Avenue                       2.8                           115         1.33       77.21
 6) Wilkes-Barre Commons                    2.6                           117         1.24       79.77
 7) Bay Harbor Apartments                   2.6                            57         1.72       59.90
 8) Williamsburg Shopping Center            2.4                           117         1.25       80.00
 9) Village West Shopping Center            2.4                           118         1.28       74.31
 10) The Lodge at Baybrook                                 15.7%          118         1.21       79.95
-------------------------------------------------------------------------------------------------------
  TOTAL/WTD. AVG.                          31.9%           15.7%          121         1.32x      75.97%
=======================================================================================================

(1)   The California Office Portfolio represents three cross-collateralized and cross-defaulted loans: the Pacific Pointe Corporate Centre Loan, the
      Orchard Technology Park Loan and the Spectrum Pointe Office Loan.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 21

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                                  ARTERY PLAZA
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                      Page 22

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                                  ARTERY PLAZA
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 23

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                                  ARTERY PLAZA
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                       CGM
CUT-OFF DATE PRINCIPAL BALANCE                                     $51,650,000
PERCENTAGE OF INITIAL MORTGAGE  POOL BALANCE                              5.0%
NUMBER OF MORTGAGE LOANS                                                     1
LOAN PURPOSE                                                         Refinance
SPONSOR                                                         Henry Goldberg
OWNERSHIP INTEREST                                                  Fee Simple
MORTGAGE RATE                                                           6.430%
MATURITY DATE                                                    July 11, 2019
AMORTIZATION TYPE                                           Partial IO/Balloon
ORIGINAL TERM / AMORTIZATION TERM                                    180 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                         175 / 360
LOCKBOX                                                          In-Place Hard

UP-FRONT RESERVES
  TAX / INSURANCE                                Yes / Yes
  TI/LC(1)                                       $1,650,000
ONGOING MONTHLY RESERVES
  TAX/INSURANCE                                  Yes / Yes
  REPLACEMENT                                    $5,611

ADDITIONAL FINANCING                             Future Mezzanine Debt Allowed

CUT-OFF DATE PRINCIPAL BALANCE                                     $51,650,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                         $191
CUT-OFF DATE LTV RATIO                                                   71.7%
MATURITY DATE LTV RATIO                                                  55.3%
UW NCF DSCR                                                              1.41x
-------------------------------------------------------------------------------

(1)   Borrower will be required to deposit monthly on each payment date $25,000 if the undisbursed balance of the reserve is less than $700,000.

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                               1
LOCATION                                                          Bethesda, MD
PROPERTY TYPE                                                 Office, Suburban
SIZE (SF)                                                              270,975
OCCUPANCY AS OF AUGUST 3, 2004                                           89.0%
YEAR BUILT / YEAR RENOVATED                                         1986 / NAP
APPRAISED VALUE                                                    $72,000,000
PROPERTY MANAGEMENT                                      Vanguard Realty Group
UW ECONOMIC OCCUPANCY %                                                  89.7%
UW REVENUES                                                         $8,893,123
UW EXPENSES                                                         $2,837,250
UW NET OPERATING INCOME (NOI)                                       $6,055,873
UW NET CASH FLOW (NCF)                                              $5,472,955
-------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 24

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                                  ARTERY PLAZA
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF NET                              % OF
                                      RATINGS         NET RENTABLE   RENTABLE                             ACTUAL  DATE OF LEASE
          TENANT NAME          FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Linowes and Blocher LLP         NR/NR/NR                  40,957       15.11%     30.75     $1,259,428    16.16%  4/30/13
Oxford Realty Financial(2)      NR/NR/BB+                 26,823        9.90%     34.97     $  937,927    12.03%  6/30/08
Cambridge Information           NR/NR/NR                  25,561        9.43%     30.00     $  766,830     9.84%  1/31/19
University Research Corp.       NR/NR/NR                  22,661        8.36%     30.98     $  701,970     9.01%  8/31/19
National Assn. Cmty. Health     NR/NR/NR                  15,494        5.72%     31.53     $  488,532     6.27%  5/31/12
                                                         -------      ------      -----     ----------    -----
Top 5 Tenants                                            131,496       48.53%     31.60     $4,154,687    53.31%

Non-major tenants                                         109,572       40.44%     33.21     $3,638,876    46.69%
Vacant Space                                               29,907       11.04%
                                                          -------      ------

 COLLATERAL TOTAL                                         270,975      100.00%
                                                          =======      ======
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
--------------------------------------------------------------------------------------------------------------------------

    2004          2            $33.62          2,225        0.82%         0.82%           0.96%             0.96%
    2005          2            $35.15         10,157        3.75%         4.57%           4.58%             5.54%
    2006          2            $36.03          5,842        2.16%         6.73%           2.70%             8.24%
    2007          2            $36.55          4,405        1.63%         8.35%           2.07%            10.31%
    2008          5            $34.15         47,564       17.55%        25.90%          20.84%            31.15%
    2009          4            $29.99         15,023        5.54%        31.45%           5.78%            36.93%
    2010          2            $30.50         11,768        4.34%        35.79%           4.61%            41.54%
    2011          2            $31.79         10,919        4.03%        39.82%           4.45%            45.99%
    2012          3            $34.16         37,815       13.96%        53.78%          16.58%            62.57%
    2013          1            $30.75         40,957       15.11%        68.89%          16.16%            78.73%
    2014          0            $ 0.00              0        0.00%        68.89%           0.00%            78.73%
                                             -------       -----
   TOTALS                                    186,675       68.89%
                                             =======       =====
--------------------------------------------------------------------------------------------------------------------------

(1)   Credit ratings may be those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

(2)   Oxford no longer occupies the subject space and subleases that space to three subtenants. See "Artery Plaza -- The Property" below for additional information.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                    Page 25

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                                  ARTERY PLAZA
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "Artery Plaza Loan") is secured by a first deed of trust/mortgage encumbering an office building located in
  Bethesda, Maryland. The Artery Plaza Loan represents approximately 5.0% of the initial mortgage pool balance and 5.7% of the initial loan group no. 1 balance. The Artery Plaza Loan was originated on June 30, 2004 and has a principal balance as of the cut-off date of $51,650,000. The Artery Plaza
  Loan provides for interest-only payments for the first 12 months of its term and, thereafter, fixed monthly payments of principal and interest.

  The Artery Plaza Loan has a remaining term of 175 months and matures on July
  11, 2019. The Artery Plaza Loan may be prepaid on or after April 11, 2019 and permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is Artery Plaza LLC, a special purpose entity.
  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Artery Plaza Loan. The sponsor is
  Henry Goldberg. Mr. Goldberg is chairman of the board, chief executive officer and founder of The Artery Group. He began his real estate career in
  1959 and has built more than 20,000 apartment units in the Washington metropolitan area.

  The mortgaged real property was the subject of a voluntary bankruptcy in 1999 as a result of a dispute that arose in connection with a $44.4 million refinancing transaction. A reorganization plan was successfully effectuated so that all parties were made whole and subsequently Artery Plaza, LLC, closed a $49 million loan with a major bank in May 2001. The Artery Plaza
  Loan retired that $49 million of debt in June 2004. Lender has a prior business relationship with the sponsor. In total, Lender has originated six loans with an aggregate original loan balance of $140,205,000 for Mr.
  Goldberg.

o THE PROPERTY. The mortgaged real property is an approximately 270,975 square foot office building situated on approximately 1.6 acres. The mortgaged real property was constructed in 1986. The mortgaged real property is located in Bethesda, Maryland, within the Washington D.C. metropolitan statistical area ("MSA"). As of August 3, 2004, the occupancy rate for the mortgaged real property securing the Artery Plaza Loan was approximately
  89.0%.

  The largest tenant is Linowes and Blocher LLP ("Linowes and Blocher")
  occupying approximately 40,957 square feet, or approximately 15.1% of the net rentable area. Linowes and Blocher was founded in 1957 and is a prominent real estate law firm in the Washington DC area. The company has assisted developers, investors and governments in meeting the evolving needs of the
  Washington, D.C. metropolitan area for housing, office and industrial space, and retail and leisure-time facilities. The firm currently has three offices in the Washington D.C. MSA. The Linowes and Blocher lease expires in April
  2013. The second largest tenant is Oxford Realty Financial ("Oxford"), which leases approximately 26,823 square feet, or approximately 9.9% of the net rentable area. However, Oxford no longer occupies its space, having left its space in September 2002, and subleases all its space to three subtenants:
  13,042 square feet to TEK Systems, 9,655 square feet to SRS Realty, and 4,126 square feet to ORFG Operations. The Oxford lease expires in June 2008. Oxford is owned by Apartment Investment and Management Co. (NYSE: AIV) ("AIMCO"). As
  of November 5, 2004, AIMCO's was rated "BB+" by S&P. Moody's does not rate
  AIMCO's long term unsecured debt. The third largest tenant is Cambridge
  Information Group, ("Cambridge") occupying approximately 25,561 square feet, or approximately 9.4% of the net rentable area. Cambridge is owned by
  Cambridge Scientific Abstract ("CSA"), which is a privately-owned information company located in Bethesda, Maryland with offices in Hong Kong, France and the UK. CSA has been publishing abstracts and indexes to scientific and technical research literature for over 30 years. The Cambridge lease expires in January 2019.

  A borrower affiliate occupies 14,201 square feet, or approximately 5.2% of the net rentable area. The borrower's lease expires in December 2008.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o MEZZANINE DEBT. Under the related loan documents, the borrower is permitted to obtain mezzanine financing beginning seven years after the origination date, subject to a maximum 75% loan-to-value ratio (based on the aggregate balances of the Artery Plaza Loan and the mezzanine loan), a minimum 1.35x debt service coverage ratio (based on the aggregate of the debt service on the Artery Plaza Loan and the mezzanine loan) and a satisfactory intercreditior agreement.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                    Page 26

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                                  ARTERY PLAZA
--------------------------------------------------------------------------------

o MANAGEMENT. Vanguard Realty Group is the property manager for the mortgaged real property securing the Artery Plaza Loan. Founded in 1998, the Vanguard
  Realty Group is a full-service company specializing in commercial and multifamily residential property management, commercial leasing, investment sales, building engineering, related facility services and consulting services. Vanguard Realty Group manages and leases a portfolio that includes
  8.5 million square feet of office, retail and industrial properties, and more than 3,500 multifamily residential units in the Mid-Atlantic region. The
  Vanguard Realty Group currently employs over 150 people. The corporate office is located in Bethesda, Maryland.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                    Page 27

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          RIVER PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                    Page 28

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          RIVER PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                    Page 29

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          RIVER PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $43,500,000
PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              4.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                              James Levin, Jerome Kessler, Aaron Malinsky
                                                                 and Paul Travis
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.780%
MATURITY DATE                                                 September 11, 2014
AMORTIZATION TYPE                                             Partial IO/Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION                                117 / 360
LOCKBOX                                            In-place Soft; Springing Hard

UP-FRONT RESERVES
  TAX / INSURANCE                   Yes / Yes
  REMAINING WORK/LC RESERVE(1)      $2,597,047
  DEBT SERVICE RESERVE(2)           $2,791,704
ONGOING MONTHLY RESERVES
  TAX/INSURANCE                     Yes / Yes
  REPLACEMENT                       $1,298

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $43,500,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                           $424
CUT-OFF DATE LTV RATIO                                                     79.1%
MATURITY DATE LTV RATIO                                                    68.1%
UW NCF DSCR                                                                1.30x
--------------------------------------------------------------------------------

(1)   Consists of $1,986,433 for landlord's remaining work and $610,614 for outstanding leasing commissions. The balance of the remaining work reserve as of November 2004 was $847,012 and the balance of the leasing commissions (LC) Reserve as of November 2004 was $610,614, totaling
      $1,457,626.

(2)   The remaining balance in the debt service reserve was $2,329,091 as of
      November 2004.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Bronx, NY
PROPERTY TYPE                                                   Retail, Anchored
SIZE (SF)                                                                102,577
OCCUPANCY % AS OF AUGUST 10, 2004(1)                                       88.6%
YEAR BUILT / YEAR RENOVATED                                           2004 / NAP
APPRAISED VALUE                                                      $55,000,000
PROPERTY MANAGEMENT                                           Target Corporation
                                                    and KB Property Managers LLC
UW ECONOMIC OCCUPANCY %(1)                                                 91.6%
UW REVENUES                                                           $4,856,278
UW EXPENSES                                                             $726,532
UW NET OPERATING INCOME (NOI)                                         $4,129,746
UW NET CASH FLOW (NCF)                                                $3,969,249
--------------------------------------------------------------------------------

(1)   Occupancy % and UW Economic Occupancy reflects spaces that are under lease, but may not be occupied and, further, may be subject to completion of a build out and/or a free rent period.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                    Page 30

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                         RIVER PLAZA SHOPPING CENTER(1)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF NET                                   % OF
                                   RATINGS          NET RENTABLE   RENTABLE                                  ACTUAL    DATE OF LEASE
          TENANT NAME        FITCH/MOODY'S/S&P(2)     AREA (SF)      AREA       RENT PSF     ACTUAL RENT      RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Anchor Tenants-Anchor
  Owned Target                     NR/A2/A+            129,368     SHADOW ANCHOR - NOT PART OF COLLATERAL
                                                       -------
Total Anchor Owned                                     129,368

Marshalls                          NR/A3/A              34,932       34.05%      $ 32.56     $1,137,500      28.02%       7/31/14
Nathan Industries                  NR/NR/NR             10,000        9.75%      $ 45.30     $  453,000      11.16%       8/31/14
Lazarus                            NR/NR/NR             10,000        9.75%      $ 25.30     $  253,000       6.23%       8/31/14
Applebee's                         NR/NR/NR              7,500        7.31%      $ 61.33     $  460,000      11.33%       7/31/24
Real Deals(3)                      NR/NR/NR              4,613        4.50%      $ 65.00     $  299,845       6.88%      12/31/14
                                                       -------     --------      -------     ----------      -----
Top 5 Tenants                                           67,045       65.36%      $ 38.83     $2,603,345      59.72%

Non-major tenants(4)                                    28,496       27.78%      $ 61.61     $1,755,610      40.28%

Vacant Space                                             7,036        6.86%
                                                       -------     --------

COLLATERAL TOTAL                                       102,577      100.00%
                                                       =======     ========
------------------------------------------------------------------------------------------------------------------------------------

(1)   This table includes as part of the net rentable area information presented spaces that are under lease but may not be occupied and, further, may be subject to completion of a build out and/or a free rent period. In addition, the rent information reflects contractual base rents that are not currently due but will be payable following the completion of a build out and/or the end of a free rent period. However, there is a debt service reserve currently in the amount of $2,329,091.

(2)   Credit ratings may be those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

(3)   Real Deals signed a lease dated 11/22/2004 that provides for rental payments to begin on the date that is 60 days after landlord delivers the premises to tenant with all required landlord work pursuant to the lease substantially completed.

(4)   Includes one tenant, Lane Bryant, which had signed a lease but had been in dispute with the landlord regarding occupying its space as built out.
      The landlord orally confirmed to the related mortgage loan seller that the dispute has been resolved, but the related mortgage loan seller has not been able to independently confirm that. The Lane Bryant space and rent is taken into account on the foregoing table.

-----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
-----------------------------------------------------------------------------------------------------------------------------

    2004           0            $ 0.00               0        0.00%         0.00%           0.00%             0.00%
    2005           0            $ 0.00               0        0.00%         0.00%           0.00%             0.00%
    2006           0            $ 0.00               0        0.00%         0.00%           0.00%             0.00%
    2007           0            $ 0.00               0        0.00%         0.00%           0.00%             0.00%
    2008           0            $ 0.00               0        0.00%         0.00%           0.00%             0.00%
    2009           0            $ 0.00               0        0.00%         0.00%           0.00%             0.00%
    2010           1            $65.00           3,229        3.15%         3.15%           5.17%             5.17%
    2011           0            $ 0.00               0        0.00%         3.15%           0.00%             5.17%
    2012           0            $ 0.00               0        0.00%         3.15%           0.00%             5.17%
    2013           0            $ 0.00               0        0.00%         3.15%           0.00%             5.17%
    2014          11            $40.94          75,800       73.90%        77.04%          76.45%            81.62%
                                                ------       -----
   TOTALS                                       79,029       77.04%
                                                ======       =====
-----------------------------------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 31

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          RIVER PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "River Plaza Shopping Center Loan")
  is secured by a first mortgage encumbering an anchored retail center located in Bronx, New York, which is also shadow anchored by Target. The River Plaza
  Shopping Center Loan represents approximately 4.2% of the initial mortgage pool balance and 4.8% of the initial loan group no. 1 balance. The River
  Plaza Shopping Center Loan was originated on August 19, 2004 and has a principal balance as of the cut-off date of $43,500,000. The River Plaza
  Shopping Center Loan provides for interest-only payments for the first 11 months of its term and, thereafter, fixed monthly payments of principal and interest.

  The River Plaza Shopping Center Loan has a remaining term of 117 months and matures on September 11, 2014. The River Plaza Shopping Center Loan may be
  prepaid with the payment of a yield maintenance/prepayment premium on or after August 11, 2006 until defeasance is permitted and may be prepaid without penalty or premium on or after July 11, 2014. In addition, the River
  Plaza Shopping Center Loan permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is Kingsbridge Associates, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the River Plaza Shopping Center Loan.
  The sponsors of the borrower are: James Levin, Jerome Kessler, Aaron
  Malinsky, and Paul Travis. James P. Levin is the third generation of his family to be involved in Max Gruber Associates, a family-owned and operated real estate business that has been in business for over 55 years. Jerome
  Kessler has been a lawyer and developer in New York since 1968. In 1968 he was a founding partner in the firm Levy, Heller and Kessler. The firm was involved in the planning and land development of several sites in Staten
  Island. Aaron Malinsky, prior to his affiliation with Kingsbridge
  Associates, LLC, was vice chairman of the Great Atlantic and Pacific Tea
  Company. In 2000, he resigned to become a full time real estate entrepreneur. Paul Travis is Managing Partner of Washington Square Partners
  and has 20 years of development experience in both the private and public sectors.

o THE PROPERTY. The mortgaged real property consists of approximately 102,577 square feet of an anchored retail center situated on approximately 4.1 acres. The mortgaged real property was constructed in 2004. The mortgaged real property is located in Bronx, New York, within the New York, New York metropolitan statistical area. As of August 10, 2004, the "as leased"
  occupancy rate for the mortgaged real property securing the River Plaza
  Shopping Center Loan was approximately 88.6%.

  The largest tenant is Marshalls ("Marshalls") occupying approximately 34,932 square feet, or approximately 34.1% of the net rentable area. Marshalls is a wholly-owned subsidiary of TJX Companies, Inc. Marshalls, one of the nation's largest off-price retailers, was acquired by TJX Companies, Inc. in
  1995. Marshalls offers brand name apparel, giftware, home fashions/accessories and shoes for the entire family. As of November 5, 2004, Marshalls was rated
  "A3" by Moody's and "A" by S&P. The Marshalls lease expires in July 2014. The second largest tenant is Nathan Industries ("Nathan"), occupying approximately
  10,000 square feet, or approximately 9.75% of the net rentable area. Nathan
  Industries, dba Kids World, is an eight-unit chain operating locations in New
  Jersey and New York. The Nathan lease expires on August 2014. The third largest tenant is Lazarus, occupying approximately 10,000 square feet, or approximately 9.75% of the net rentable area. Lazarus is a local retailer and operates a children's furniture, equipment, toys and related accessories retail store. The Lazarus lease expires in August 2014.

  A debt service reserve of $2,791,704, representing one year's debt service was taken at closing. As long as there is no event of default, one twelfth of the debt service reserve shall be applied each month for the first 12 months of the loan term to fund the taxes and insurance reserve, the replacement reserve and monthly debt service due on each payment date.

o LOCK BOX ACCOUNT. Upon the occurrence of an event of default under the loan documents or if, after August 11, 2013, the debt service coverage ratio, as computed by the lender, is less than 1.20x (taking into account only rents under leases that have a term ending after July 2019 and that have a tenant under such leases in occupancy of the premises and paying rent), the borrower will no longer have the right to withdraw funds from the rental account where any and all tenant payments due under the applicable tenant leases are directly deposited and the lender will have the right to transfer all such funds on a daily basis into a lender designated lock box account.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 32

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          RIVER PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

o  MANAGEMENT. Target Corporation and KB Property Managers LLC are the property managers for the mortgaged real property securing the River Plaza Shopping
   Center Loan. Target Corporation is the operator under the Operation and
   Easement Agreement responsible for managing the common areas. KB Property
   Managers LLC, a related entity of Kingsbridge Associates, LLC, is responsible for asset management of the mortgaged real property, in accordance with the terms of the asset management agreement.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 33

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              NORDAHL MARKETPLACE
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 34

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              NORDAHL MARKETPLACE
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 35

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              NORDAHL MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $41,745,504
PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              4.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                John E. Young, Andrew Sun
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.592%
MATURITY DATE                                                      June 11, 2014
AMORTIZATION TYPE                                                        Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                           114 / 354
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX / INSURANCE                          Yes / Yes
  PERFORMANCE HOLDBACK                    $3,285,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                            Yes / Yes
  REPLACEMENT                                 $1,333
  TI/LC                                       $5,739

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $41,745,504
CUT-OFF DATE PRINCIPAL BALANCE/SF(1)                                        $254
CUT-OFF DATE LTV RATIO                                                     79.5%
MATURITY DATE LTV RATIO                                                    67.0%
UW NCF DSCR                                                                1.22x
--------------------------------------------------------------------------------

(1)   Did not take into account square footage of space held by tenants under a ground lease.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          San Marcos, CA
PROPERTY TYPE                                                   Retail, Anchored
SIZE (SF)(1)                                                             164,597
OCCUPANCY % AS OF MAY 1, 2004(2)                                           94.7%
YEAR BUILT / YEAR RENOVATED                                          1980 / 2004
APPRAISED VALUE                                                      $52,500,000
PROPERTY MANAGEMENT                                       Excel Management, Inc.
UW ECONOMIC OCCUPANCY %                                                    91.6%
UW REVENUES                                                          $ 5,367,896
UW EXPENSES                                                          $ 1,755,155
UW NET OPERATING INCOME (NOI)                                        $ 3,612,742
UW NET CASH FLOW (NCF)                                               $ 3,518,681
--------------------------------------------------------------------------------

(1)   Does not reflect the square footage of space held by tenants under a ground lease.

(2)   Occupancy % is calculated using 315,321 square feet, which includes tenants that
     occupy space pursuant to ground leases.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 36

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                                  CGCMT 2004-C2

--------------------------------------------------------------------------------
                               NORDAHL MARKETPLACE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                               % OF
                                RATINGS         NET RENTABLE   RENTABLE                              ACTUAL    DATE OF LEASE
      TENANT NAME        FITCH/MOODY'S/S&P(2)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Wal-Mart(3)                    AA/Aa2/AA           135,924       43.11%   $  5.65    $  768,000       20.05%      6/09/28
Kohl's                          A/A3/A-             88,449       28.05%   $ 15.09    $1,334,961       34.85%      1/31/25
Guitar Center                  NR/B1/BB-            15,000        4.76%   $ 15.00    $  225,000        5.87%     10/09/13
Oak-N-Brass                    NR/NR/NR              8,000        2.54%   $ 12.87    $  102,972        2.69%      6/30/09
Dalton's Roadhouse(3)          NR/NR/NR              5,600        1.78%   $ 16.33    $   91,428        2.39%      9/02/13
                                                   -------      ------    -------    ----------       -----
Top 5 Tenants                                      252,973       80.23%   $  9.97    $2,522,361       65.85%

Non-major tenants(4)                                45,466       14.42%   $ 28.77    $1,307,937       34.15%

Vacant Space                                        16,882        5.35%
                                                   -------      ------

COLLATERAL TOTAL                                   315,321      100.00%
                                                   =======      ======
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    2004           1            $ 35.58          1,700        0.54%         0.54%           1.58%             1.58%
    2005           0            $  0.00              0        0.00%         0.54%           0.00%             1.58%
    2006           0            $  0.00              0        0.00%         0.54%           0.00%             1.58%
    2007           1            $ 33.60          1,000        0.32%         0.86%           0.88%             2.46%
    2008           5            $ 29.44          7,754        2.46%         3.32%           5.96%             8.42%
    2009          13            $ 25.27         28,510        9.04%        12.36%          18.81%            27.23%
    2010           0            $  0.00              0        0.00%        12.36%           0.00%            27.23%
    2011           0            $  0.00              0        0.00%        12.36%           0.00%            27.23%
    2012           0            $  0.00              0        0.00%        12.36%           0.00%            27.23%
    2013           2            $ 15.36         20,600        6.53%        18.89%           8.26%            35.49%
    2014           4            $ 27.90         10,502        3.33%        22.22%           7.65%            43.14%
                                                ------       -----
   TOTALS                                       70,066       22.22%
                                                ======       =====
------------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated using 315,321 square feet, which includes tenants that occupy space pursuant to ground leases.

(2)   Credit ratings are those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

(3)   Wal-Mart and Dalton's Roadhouse both occupy space pursuant to ground leases.

(4)   9,200 square feet is held by tenants under a ground lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 37

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              NORDAHL MARKETPLACE
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "Nordahl Marketplace Loan") is secured by a first mortgage encumbering an anchored retail center located in
  San Marcos, California. The Nordahl Marketplace Loan represents approximately 4.1% of the initial mortgage pool balance and 4.6% of the initial loan group no. 1 balance. The Nordahl Marketplace Loan was originated on May 13, 2004 and has a principal balance as of the cut-off date of $41,745,504.

  The Nordahl Marketplace Loan has a remaining term of 114 months and matures on June 11, 2014. The Nordahl Marketplace Loan may be prepaid on or after
  April 11, 2014, and permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is Nordahl Marketplace, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Nordahl Marketplace Loan. The sponsors of the borrower are: John E. Young and Andrew Sun. In 1983, Mr. Sun founded World Premier Investments, Inc., a full service real estate development and investment services company. Mr. Young has over 30 years of experience in the real estate industry including, various successful commercial and residential development and redevelopment projects.

o THE PROPERTY. The mortgaged real property is an approximately 164,597 square foot anchored retail center situated on approximately 29.0 acres. The mortgaged real property was constructed in 1980 and redeveloped in 2004. The mortgaged real property is located in San Marcos, California, within the San
  Diego, California metropolitan statistical area. As of May 1, 2004, the occupancy rate for the mortgaged real property securing the Nordahl
  Marketplace Loan was approximately 94.7%.

  The largest tenant is Wal-Mart ("Wal-Mart"), which (pursuant to a ground lease) occupies approximately 135,924 square feet, or approximately 43.1% of the net rentable area. Wal-Mart is arguably the world's largest company and retailer, with approximately 4,800 stores, including approximately 1,475 discount stores, 1,750 combination discount and grocery stores, and 540 membership-only warehouse stores. As of November 5, 2004, Wal-Mart was rated
  "Aa2" by Moody's and "AA" by S&P. The Wal-Mart lease expires in June 2028.
  The second largest tenant is Kohl's ("Kohl's"), occupying approximately
  88,449 square feet, or approximately 28.1% of the net rentable area. Kohl's operates nearly 500 discount department stores in 40 states. About half of its stores are in the Midwest, where Kohl's continues to grow while rapidly expanding into other markets. As of November 5, 2004, Kohl's was rated "A3"
  by Moody's and "A-" by S&P. The Kohl's lease expires in January 2025. The third largest tenant is Guitar Center ("Guitar Center"), occupying approximately 15,000 square feet, or approximately 4.8% of the net rentable area. Guitar Center Inc. is a musical instruments retailer that operates
  Guitar Center and American Music stores. It is one of the nation's top retailers of guitars, amplifiers, drums, keyboards, and professional audio equipment with over 100 stores. As of November 5, 2004, Guitar Center was rated "B1" by Moody's and "BB-" by S&P. The Guitar Center lease expires in
  October 2013.

  A holdback of $5,300,000 was taken at closing. This escrow is to be released in increments of not less than one third of the holdback once the property achieves a 1.20:1 debt service coverage on a 6.88% constant for a time period determined satisfactory by the lender. As of November 23, 2004, the balance of the holdback was $3,285,000.

o MANAGEMENT. Excel Management, Inc. is the property manager for the mortgaged real property securing the Nordahl Marketplace Loan. The property manager is affiliated with the borrower.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 38

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 39

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
         CALIFORNIA OFFICE PORTFOLIO -- PACIFIC POINTE CORPORATE CENTRE
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

          [GRAPHIC OMITTED]                          [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 40

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
         CALIFORNIA OFFICE PORTFOLIO -- PACIFIC POINTE CORPORATE CENTRE
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 41

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
         CALIFORNIA OFFICE PORTFOLIO -- PACIFIC POINTE CORPORATE CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $12,514,838
PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                             Olen Properties Corp., a Florida corporation
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.075%
MATURITY DATE                                                      June 11, 2014
AMORTIZATION TYPE                                                        Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                           114 / 354
LOCKBOX                                                 In-Place Hard; Springing
                                                                 Cash Management

UP-FRONT RESERVES
  TAX / INSURANCE                   Yes / Yes
  PERFORMANCE HOLDBACK             $2,435,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                     Yes / Yes
  REPLACEMENT                          $1,359
  TI/LC (1)                            $9,923

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $12,514,838
CUT-OFF DATE PRINCIPAL BALANCE/SF                                           $153
CUT-OFF DATE LTV RATIO(2)(4)                                               77.4%
MATURITY DATE LTV RATIO(2)(4)                                              64.3%
UW NCF DSCR(3)(4)                                                          1.29x
--------------------------------------------------------------------------------

(1)   Up to a maximum amount of $357,225.

(2)   Each of the Cut-off Date LTV Ratio and the Maturity Date LTV Ratio have been calculated based on the value of the related mortgaged real property on a stabilized basis that makes various assumptions regarding the financial performance of the related mortgaged property that are consistent with the release of the performance holdback. Without regard to the performance holdback, the Cut-off Date LTV Ratio and the Maturity
      Date/ARD LTV Ratio are 80.7% and 67.0%, respectively.

(3)   The UW NCF DSCR was calculated based upon various assumptions regarding the financial performance of the mortgaged real property that are consistent with the release of the performance holdback. Without regard to the performance holdback, the UW NCF DSCR is 1.26x.

(4)   Cut-off Date LTV Ratio, Maturity Date LTV Ratio and UW NCF DSCR are all
      calculated on a crossed basis

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        San Clemente, CA
PROPERTY TYPE                                                   Office, Suburban
SIZE (SF)                                                                 81,597
OCCUPANCY % AS OF JUNE 30, 2004                                            74.7%
YEAR BUILT / YEAR RENOVATED                                           2002 / NAP
APPRAISED VALUE                                                      $16,090,000
PROPERTY MANAGEMENT                                        Realty Services Corp.
UW ECONOMIC OCCUPANCY %                                                    85.7%
UW REVENUES                                                           $1,706,830
UW EXPENSES                                                             $520,156
UW NET OPERATING INCOME (NOI)                                         $1,186,674
UW NET CASH FLOW (NCF)                                                $1,069,934
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 42

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2
--------------------------------------------------------------------------------
         CALIFORNIA OFFICE PORTFOLIO -- PACIFIC POINTE CORPORATE CENTRE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF NET                                  % OF
                                  RATINGS          NET RENTABLE    RENTABLE                                 ACTUAL   DATE OF LEASE
         TENANT NAME         FITCH/MOODY'S/S&P(1)    AREA (SF)       AREA     RENT PSF    ACTUAL RENT        RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Cameron Health, Inc.              NR/NR/NR            15,178        18.60%     $ 23.40     $  355,165       24.48%       9/05/07
National Medical Registry         NR/NR/NR            10,453        12.81%     $ 23.40     $  244,600       16.86%       5/17/09
Keenan & Associates               NR/NR/NR             9,061        11.10%     $ 23.64     $  214,202       14.76%      12/25/07
R. Reuland, MD                    NR/NR/NR             4,140         5.07%     $ 23.40     $   96,876        6.68%       8/05/08
Ocean Physical Therapy, Inc.      NR/NR/NR             3,866         4.74%     $ 23.40     $   90,464        6.23%       3/03/09
Non-major tenants                                     18,245        22.36%     $ 24.65     $  449,680       30.99%
                                                      ------       ------      -------     ----------      ------
Occupied Total                                        60,943        74.69%     $ 23.81     $1,450,987      100.00%

Vacant Space                                          20,654        25.31%
                                                      ------       ------

TOTAL                                                 81,597       100.00%
                                                      ======       ======
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
-----------------------------------------------------------------------------------------------------------------------------------

    2004          1             $ 27.37          1,886        2.31%         2.31%           3.56%              3.56%
    2005          0             $  0.00              0        0.00%         2.31%           0.00%              3.56%
    2006          4             $ 24.18          9,203       11.28%        13.59%          15.34%             18.89%
    2007          3             $ 23.55         26,502       32.48%        46.07%          43.02%             61.91%
    2008          1             $ 23.40          4,140        5.07%        51.14%           6.68%             68.59%
    2009          2             $ 23.40         14,319       17.55%        68.69%          23.09%             91.68%
    2010          1             $ 24.72          2,630        3.22%        71.91%           4.48%             96.16%
    2011          1             $ 24.60          2,263        2.77%        74.69%           3.84%            100.00%
    2012          0             $  0.00              0        0.00%        74.69%           0.00%            100.00%
    2013          0             $  0.00              0        0.00%        74.69%           0.00%            100.00%
    2014          0             $  0.00              0        0.00%        74.69%           0.00%            100.00%
                                                ------       -----
   TOTALS                                       60,943       74.69%
                                                ======       =====
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Credit ratings may be those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 43

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
         CALIFORNIA OFFICE PORTFOLIO -- PACIFIC POINTE CORPORATE CENTRE
--------------------------------------------------------------------------------

o THE LOANS. The subject mortgage loan (the "Pacific Pointe Corporate Centre
  Loan") is secured by a first mortgage encumbering one property consisting of two office buildings located in San Clemente, California. The Pacific Pointe
  Corporate Centre Loan represents approximately 1.2% of the initial mortgage pool balance and 1.4% of the initial loan group no. 1 balance. The Pacific
  Pointe Corporate Centre Loan was originated on May 27, 2004 and has a principal balance as of the cut-off date of $12,514,838. The Pacific Pointe
  Corporate Centre Loan is cross-collateralized and cross-defaulted with the
  Orchard Technology Park loan and the Spectrum Pointe Office loan (those three mortgage loans, collectively, the "California Office Portfolio
  Loans").

  The Pacific Pointe Corporate Centre Loan has a remaining term of 114 months and matures on June 11, 2014. The Pacific Pointe Corporate Centre Loan may
  be prepaid on or after April 11, 2014 and the Pacific Pointe Corporate
  Centre Loan permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWERS. The borrower is Pacific Pointe, Inc., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pacific Pointe Corporate Centre
  Loan. The sponsor of the borrower is Olen Properties Corp., a Florida corporation ("Olen Properties"). Olen Properties is owned by Igor Olenicoff.
  Mr. Olenicoff is the President and CEO of the Olen Companies, which is a privately held, full service real estate development and property management firm. Founded in 1973 and headquartered in Newport Beach, California, Olen
  Companies owns or manages over 100 commercial properties with 10,000 multi-family units and 4.5 million square feet of commercial space.

o THE PROPERTIES. The mortgaged real property is an approximately 81,597 square foot office building situated on 4.4 acres. The mortgaged real property was constructed in 2002. The mortgaged real property is located in
  San Clemente, California, within the Orange County metropolitan statistical area. As of June 30, 2004, the occupancy rate for the mortgaged real property securing the Pacific Pointe Corporate Centre Loan was approximately
  74.7%.

  The largest tenant is Cameron Health, Inc. ("Cameron Health"), occupying approximately 15,178 square feet, or approximately 18.6% of the net rentable area. Cameron Health is a medical device company, which creates implantable electronic devices. The Cameron Health lease expires in September 2007. The second largest tenant is National Medical Registry ("NMR"), occupying approximately 10,453 square feet or approximately 12.8% of the net rentable area. Over the past 23 years, NMR has grown to be one of the leaders in healthcare recruiting for the State of California. NMR acts as a bridge between healthcare professionals and various government and private facilities throughout California. NMR fills private placement positions in hospitals, surgical centers, and other healthcare facilities. The NMR lease expires in May 2009. The third largest tenant is Keenan & Associates
  ("Keenan"), occupying approximately 9,061 square feet, or approximately
  11.1% of the net rentable area. Founded in 1972, Keenan is a full service insurance broker and consulting firm serving the western region of the
  United States. The Keenan lease expires in December 2007.

o A holdback of $2,435,000 for the Pacific Pointe Corporate Centre Loan was
  taken at closing. This escrow will be released once the property and the properties securing the California Office Portfolio Loans achieve a net cash flow of $2,992,920, which equates to a 1.20:1.00 debt service coverage on a
  7.0% constant, for a three month period.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are directly deposited into a property account. Upon the occurrence of an event of default, the property account will be subject to the exclusive control of the lender and all amounts deposited in the property account will be periodically transferred into a lender designated lock box account.

o MANAGEMENT. Realty Services Corp. is the property manager for the mortgaged real properties securing the California Office Portfolio Loans. The property manager is affiliated with the sponsor.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 44

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 45

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- ORCHARD TECHNOLOGY PARK
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 46

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- ORCHARD TECHNOLOGY PARK
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 47

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- ORCHARD TECHNOLOGY PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $12,246,663
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                 1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                 Olen Properties Corp., a
                                                             Florida corporation
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.075%
MATURITY DATE                                                      June 11, 2014
AMORTIZATION TYPE                                                        Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                           114 / 354
LOCKBOX                                                 In-Place Hard; Springing
                                                                 Cash Management
UP-FRONT RESERVES
  TAX / INSURANCE                 Yes / Yes
  PERFORMANCE HOLDBACK           $1,190,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                   Yes / Yes
  REPLACEMENT                        $1,699
  TI/LC(1)                           $8,663

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $12,246,663
CUT-OFF DATE PRINCIPAL BALANCE/SF                                           $120
CUT-OFF DATE LTV RATIO(2)(4)                                               77.4%
MATURITY DATE LTV RATIO(2)(4)                                              64.3%
UW NCF DSCR(3)(4)                                                          1.29x
--------------------------------------------------------------------------------

(1)   Up to a maximum amount of $311,880.

(2)   Each of the Cut-off Date LTV Ratio and the Maturity Date LTV Ratio have been calculated based on the value of the related mortgaged real property on a stabilized basis that makes various assumptions regarding the financial performance of the related mortgaged property that are consistent with the release of the performance holdback. Without regard to the performance holdback, the Cut-off Date LTV Ratio and the Maturity
      Date/ARD LTV Ratio are 80.7% and 67.0%, respectively.

(3)   The UW NCF DSCR was calculated based upon various assumptions regarding the financial performance of the mortgaged real property that are consistent with the release of the performance holdback. Without regard to the performance holdback, the UW NCF DSCR is 1.26x.

(4)   Cut-off Date LTV Ratio, Maturity Date LTV Ratio and UW NCF DSCR are all
      calculated on a crossed basis

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Lake Forest, CA
PROPERTY TYPE                                                       Office, Flex
SIZE (SF)                                                                101,922
OCCUPANCY % AS OF JUNE 30, 2004                                            85.0%
YEAR BUILT / YEAR RENOVATED                                           2002 / NAP
APPRAISED VALUE                                                      $14,750,000
PROPERTY MANAGEMENT                                        Realty Services Corp.
UW ECONOMIC OCCUPANCY %                                                    88.8%
UW REVENUES                                                           $1,705,194
UW EXPENSES                                                           $  449,627
UW NET OPERATING INCOME (NOI)                                         $1,255,567
UW NET CASH FLOW (NCF)                                                $1,122,659
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 48

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- ORCHARD TECHNOLOGY PARK
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF NET                                % OF
                                        RATINGS         NET RENTABLE   RENTABLE                               ACTUAL   DATE OF LEASE
           TENANT NAME           FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA       RENT PSF   ACTUAL RENT     RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Hall of Fame Design/Remodeling         NR/NR/NR             4,989        4.89%      $ 11.20     $   55,879     4.25%      4/22/06
Autoxccesory.com, Inc                  NR/NR/NR             4,391        4.31%      $ 12.60     $   55,327     4.21%      1/30/06
Plebys International, LLC              NR/NR/NR             4,365        4.28%      $ 14.40     $   62,856     4.78%      7/07/06
PFC Enterprises, Inc.                  NR/NR/NR             3,311        3.25%      $ 21.84     $   72,312     5.50%      3/30/08
JIPC Management, Inc.                  NR/NR/NR             3,212        3.15%      $ 22.20     $   71,306     5.43%      2/14/09
Non-major tenants                                          66,368       65.12%      $ 15.01     $  996,182    75.82%
                                                           ------      ------       -------     ----------    -----
Occupied Total                                             86,636       85.00%      $ 15.17     $1,313,863

Vacant Space                                               15,286       15.00%
                                                           ------      ------

TOTAL                                                     101,922      100.00%
                                                          =======      ======
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------------------------------------------------------------------------------------------------------------------------

    2004           2            $ 13.20          2,190        2.15%         2.15%           2.20%              2.20%
    2005          12            $ 15.00         21,493       21.09%        23.24%          24.54%             26.74%
    2006          12            $ 14.55         33,035       32.41%        55.65%          36.58%             63.32%
    2007           6            $ 14.85         10,263       10.07%        65.72%          11.60%             74.92%
    2008           4            $ 17.80          7,833        7.69%        73.40%          10.61%             85.53%
    2009           4            $ 17.57          8,980        8.81%        82.21%          12.01%             97.53%
    2010           1            $ 11.40          2,842        2.79%        85.00%           2.47%            100.00%
    2011           0            $  0.00              0        0.00%        85.00%           0.00%            100.00%
    2012           0            $  0.00              0        0.00%        85.00%           0.00%            100.00%
    2013           0            $  0.00              0        0.00%        85.00%           0.00%            100.00%
    2014           0            $  0.00              0        0.00%        85.00%           0.00%            100.00%
                                                ------       -----
   TOTALS                                       86,636       85.00%
                                                ======       =====
----------------------------------------------------------------------------------------------------------------------------

(1)   Credit ratings may be those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 49

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- ORCHARD TECHNOLOGY PARK
--------------------------------------------------------------------------------

o THE LOANS. The subject mortgage loan (the "Orchard Technology Park Loan") is secured by a first mortgage encumbering one property consisting of five office buildings located in Lake Forest, California. The Orchard Techology
  Park Loan represents approximately 1.2% of the initial mortgage pool balance and 1.4% of the initial loan group no. 1 balance. The Orchard Technology
  Park Loan was originated on May 27, 2004 and has a principal balance as of the cut-off date of $12,246,663. The Orchard Technology Park Loan is cross-collateralized and cross-defaulted with the Pacific Pointe Corporate
  Centre loan and the Spectrum Pointe Office loan (those three mortgage loans, collectively, the "California Office Portfolio Loans").

  The Orchard Technology Park Loan has a remaining term of 114 months and matures on June 11, 2014. The Orchard Technology Park Loan may be prepaid on or after April 11, 2014 and the Orchard Technology Park Loan permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWERS. The borrower is Orchard Technology Center Corp., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Orchard Technology Park
  Loan. The sponsor of the borrower is Olen Properties Corp., a Florida corporation ("Olen Properties"). Olen Properties is owned by Igor Olenicoff.
  Mr. Olenicoff is the President and CEO of the Olen Companies, which is a privately held, full service real estate development and property management firm. Founded in 1973 and headquartered in Newport Beach, California, Olen
  Companies owns or manages over 100 commercial properties with 10,000 multi-family units and 4.5 million square feet of commercial space.

o THE PROPERTIES. The mortgaged real property is an approximately 101,922 square foot of flex office and warehouse showroom space situated on 7.6 acres. The mortgaged real property was constructed in 2002. The mortgaged real property is located in Lake Forest, California, within the Orange
  County metropolitan statistical area. As of June 30, 2004, the occupancy rate for the mortgaged real property securing the Orchard Technology Park
  Loan was approximately 85.0%.

  The largest tenant is Hall of Fame Design/Remodeling ("Hall of Fame"), occupying approximately 4,989 square feet, or approximately 4.9% of the net rentable area. Hall of Fame is a private company within the home design and remodeling industry. The Hall of Fame lease expires in April 2006. The second largest tenant is Autoxccesory.com, Inc. ("Autoxccesory.com"), occupying approximately 4,391 square feet, or approximately 4.3% of the net rentable area. Autoxccessory.com is an e-commerce provider of accessories and parts for sport utility vehicles, trucks, and cars. Since launching its beta site in 2000, the company has developed three independent e-commerce sites; www.suvxccessory.com, www.truckxccessory.com, and www.carxccessory.com that are exclusive to the type of vehicle. Products include exterior and interior accessories, performance parts, and universal accessories. The
  Autoxccesory.com lease expires in January 2006. The third largest tenant is
  Plebys International, LLC ("Plebys"), occupying approximately 4,365 square feet, or approximately 4.28% of the net rentable area. Plebys is a venture development and management company that seeks to build sustainable, technology-based enterprises to address the critical needs of underserved markets globally. This office is used as general office/warehouse for the manufacturing and sales of water treatment systems. The Plebys lease expires in July 2006.

o A holdback of $1,190,000 for the Orchard Technology Park Loan was taken at closing. This escrow will be released once the property and the properties securing the California Office Portfolio Loans achieve a net cash flow of
  $2,992,920, which equates to a 1.20:1.00 debt service coverage on a 7.0%
  constant, for a three month period.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are directly deposited into a property account. Upon the occurence of an event of default, the property account will be subject to the exclusive control of the lender and all amounts deposited in the property account will be periodically transferred into a lender designated lock box account.

o MANAGEMENT. Realty Services Corp. is the property manager for the mortgaged real properties securing the California Office Portfolio Loans. The property manager is affiliated with the sponsor.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 50

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 51

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- SPECTRUM POINTE OFFICE
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 52

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- SPECTRUM POINTE OFFICE
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 53

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- SPECTRUM POINTE OFFICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $10,627,680
PERCENTAGE OF INITIAL MORTGAGE
 POOL BALANCE                                                               1.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                             Olen Properties Corp., a Florida corporation
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.075%
MATURITY DATE                                                      June 11, 2014
AMORTIZATION TYPE                                                        Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                           114 / 354
LOCKBOX                                                 In-Place Hard; Springing
                                                                 Cash Management

UP-FRONT RESERVES
  TAX / INSURANCE                    Yes / Yes
  PERFORMANCE HOLDBACK              $1,580,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                      Yes / Yes
  REPLACEMENT                           $1,250
  TI/LC(1)                              $9,063

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $10,627,680
CUT-OFF DATE PRINCIPAL BALANCE/SF                                           $148
CUT-OFF DATE LTV RATIO(2)(4)                                               77.4%
MATURITY DATE LTV RATIO(2)(4)                                              64.3%
UW NCF DSCR(3)(4)                                                          1.29x
--------------------------------------------------------------------------------

(1)   Up to a maximum amount of $326,250.

(2)   Each of the Cut-off Date LTV Ratio and the Maturity Date LTV Ratio have been calculated based on the value of the related mortgaged real property on a stabilized basis that makes various assumptions regarding the financial performance of the related mortgaged property that are consistent with the release of the performance holdback. Without regard to the performance holdback, the Cut-off Date LTV Ratio and the Maturity
      Date/ARD LTV Ratio are 80.7% and 67.0%, respectively.

(3)   The UW NCF DSCR was calculated based upon various assumptions regarding the financial performance of the mortgaged real property that are consistent with the release of the performance holdback. Without regard to the performance holdback, the UW NCF DSCR is 1.26x.

(4)   Cut-off Date LTV Ratio, Maturity Date LTV Ratio and UW NCF DSCR are all
      calculated on a crossed basis

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Lake Forest, CA
PROPERTY TYPE                                                   Office, Suburban
SIZE (SF)                                                                 71,987
OCCUPANCY % AS OF JUNE 30, 2004                                            67.3%
YEAR BUILT / YEAR RENOVATED                                           2002 / NAP
APPRAISED VALUE                                                      $13,000,000
PROPERTY MANAGEMENT                                        Realty Services Corp.
UW ECONOMIC OCCUPANCY %                                                    78.0%
UW REVENUES                                                           $1,240,942
UW EXPENSES                                                             $420,392
UW NET OPERATING INCOME (NOI)                                           $820,549
UW NET CASH FLOW (NCF)                                                  $729,172
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 54

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
              CALIFORNIA OFFICE PORTFOLIO -- SPECTRUM POINTE OFFICE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % OF NET                               % OF
                                         RATINGS          NET RENTABLE   RENTABLE                              ACTUAL  DATE OF LEASE
           TENANT NAME             FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA      RENT PSF   ACTUAL RENT     RENT    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Archstone-Smith Operating TRST           NR/NR/NR             14,777       20.53%     $ 19.68    $  290,811    27.95%    11/24/08
Infosys Technologies Limited             NR/NR/NR              7,586       10.54%     $ 21.00    $  159,306    15.31%     9/17/08
Subzero Constructors, Inc.               NR/NR/NR              5,803        8.06%     $ 21.60    $  125,345    12.05%    11/30/07
Manufacturers Agents National            NR/NR/NR              5,131        7.13%     $ 21.96    $  112,677    10.83%     7/01/08
Full Spectrum Lending, Inc.              NR/NR/NR              3,984        5.53%     $ 23.04    $   91,791     8.82%     1/05/09
Non-major tenants                                             11,146       15.48%     $ 23.36    $  260,386    25.03%
                                                              ------      ------      -------    ----------    -----
Occupied Total                                                48,427       67.27%     $ 21.48    $1,040,316
Vacant Space                                                  23,560       32.73%
                                                              ------      ------

TOTAL                                                         71,987      100.00%
                                                              ======      ======
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    2004    1                   $ 22.80          2,448        3.40%         3.40%           5.37%              5.37%
    2005    2                   $ 23.06          5,022        6.98%        10.38%          11.13%             16.50%
    2006    0                   $  0.00              0        0.00%        10.38%           0.00%             16.50%
    2007    3                   $ 22.59          9,479       13.17%        23.54%          20.58%             37.08%
    2008    3                   $ 20.47         27,494       38.19%        61.74%          54.10%             91.18%
    2009    1                   $ 23.04          3,984        5.53%        67.27%           8.82%            100.00%
    2010    0                   $  0.00              0        0.00%        67.27%           0.00%            100.00%
    2011    0                   $  0.00              0        0.00%        67.27%           0.00%            100.00%
    2012    0                   $  0.00              0        0.00%        67.27%           0.00%            100.00%
    2013    0                   $  0.00              0        0.00%        67.27%           0.00%            100.00%
    2014    0                   $  0.00              0        0.00%        67.27%           0.00%            100.00%
                                                ------       -----
   TOTALS                                       48,427       67.27%
                                                ======       =====
------------------------------------------------------------------------------------------------------------------------------------

(1)   Credit ratings may be those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 55

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
             CALIFORNIA OFFICE PORTFOLIO -- SPECTRUM POINTE OFFICE
--------------------------------------------------------------------------------

o THE LOANS. The subject mortgage loan (the "Spectrum Pointe Office Loan") is secured by a first mortgage encumbering one office property located in Lake
  Forest, California. The Spectrum Pointe Office Loan represents approximately
  1.0% of the initial mortgage pool balance and 1.2% of the initial loan group
  no. 1 balance. The Spectrum Pointe Office Loan was originated on May 27,
  2004 and has a principal balance as of the cut-off date of $10,627,680. The
  Spectrum Pointe Office Loan is cross-collateralized and cross-defaulted with the Pacific Pointe Corporate Centre loan and the Orchard Technology Park loan (those three mortgage loans, collectively, the "California Office
  Portfolio Loans").

  The Spectrum Pointe Office Loan has a remaining term of 114 months and matures on June 11, 2014. The Spectrum Pointe Office Loan may be prepaid on or after April 11, 2014 and the Spectrum Pointe Office Loan permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWERS. The borrower is SP III Office Corp., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Spectrum Pointe Office Loan. The sponsor of the borrower is Olen Properties Corp., a Florida corporation
  ("Olen Properties"). Olen Properties is owned by Igor Olenicoff. Mr.
  Olenicoff is the President and CEO of the Olen Companies, which is a privately held, full service real estate development and property management firm. Founded in 1973 and headquartered in Newport Beach, California, Olen
  Companies owns or manages over 100 commercial properties with 10,000 multi-family units and 4.5 million square feet of commercial space.

o THE PROPERTIES. The mortgaged real property is an approximately 71,987 square foot office building situated on approximately 4.3 acres. The mortgaged real property was constructed in 2002. The mortgaged real property is located in Lake Forest, California, within the Orange County metropolitan statistical area. As of June 30, 2004, the occupancy rate for the mortgaged real property securing the Spectrum Pointe Office Loan was approximately
  67.3%.

  The largest tenant is Archstone-Smith Operating TRST ("Archstone-Smith"),
  occupying approximately 14,777 square feet, or approximately 20.5% of the net rentable area. Archstone-Smith is a recognized leader in apartment investment and operations. Archstone-Smith owns and operates a portfolio of high-rise and garden apartment communities concentrated in the greater
  Washington, D.C. metropolitan area, Southern California, the San Francisco
  Bay area, Chicago, Boston, Southeast Florida, Seattle and the greater New
  York City metropolitan area. As of November 23, 2004, Archstone-Smith was rated "BBB+" by S&P. Moody's does note rate this company. The
  Archstone-Smith lease expires in November 2008. The second largest tenant is
  Infosys Technologies Limited ("Infosys"), occupying approximately 7,586 square feet, or approximately 10.5% of the net rentable area. Infosys
  (NASDAQ: INFY) provides information technology consulting and software services, including e-business, program management and supply chain solutions, to clients on a global basis. The company is headquartered in
  Bangalore, India, with U.S. headquarters in Fremont, CA, and has over 25,000 employees worldwide. The Infosys lease expires in September 2008. The third largest tenant is Subzero Constructors, Inc. ("Subzero"), occupying approximately 5,803 square feet, or approximately 8.1% of the net rentable area. Subzero provides specialty contracting services for the refrigerated storage industry. They design and build industrial refrigeration systems, furnish and install all types of insulated metal panels, cold storage doors, fast-acting industrial doors, and under-floor insulation/warming systems.
  Their customers include K-Mart, Kroger Company, Ralph's Grocery Company,
  Safeway, Inc., and Del Monte Fresh Produce. The Subzero lease expires in
  November 2007

o A holdback of $1,580,000 for the Spectrum Pointe Office Loan was taken at closing. This escrow will be released once the property and the properties securing the California Office Portfolio Loans achieve a net cash flow of
  $2,992,920, which equates to a 1.20:1.00 debt service coverage on a 7.0%
  constant, for a three month period.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are directly deposited into a property account. Upon the occurrence of an event of default, the property account will be subject to the exclusive control of the lender and all amounts deposited in the property account will be periodically transferred into a lender designated lock box account.

o MANAGEMENT. Realty Services Corp. is the property manager for the mortgaged real properties securing the California Office Portfolio Loans. The property manager is affiliated with the sponsor.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 56

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 57

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                               400 SW 6TH AVENUE
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 58

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                               400 SW 6TH AVENUE
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 59

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                               400 SW 6TH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $25,479,293
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                 2.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                        William D. Felton
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.816%
MATURITY DATE                                                      July 11, 2014
AMORTIZATION TYPE                                                        Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                           115 / 355
LOCKBOX                                                           Springing Hard

UP-FRONT RESERVES
  TAX / INSURANCE                  Yes / Yes
  PERFORMANCE HOLDBACK             $300,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                    Yes / Yes
  REPLACEMENT                         $2,605
  TI/LC                                  (1)
ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $25,479,293
CUT-OFF DATE PRINCIPAL BALANCE/SF                                           $122
CUT-OFF DATE LTV RATIO                                                     77.2%
MATURITY DATE LTV RATIO                                                    65.4%
UW NCF DSCR                                                                1.33x
--------------------------------------------------------------------------------

(1)   Borrower is required to deposit monthly beginning on the August 11, 2008 payment $4,167, up to a maximum amount of $1,000,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Portland, OR
PROPERTY TYPE                                                        Office, CBD
SIZE (SF)                                                                208,374
OCCUPANCY % AS OF JUNE 1, 2004                                             85.8%
YEAR BUILT / YEAR RENOVATED                                          1958 / 2003
APPRAISED VALUE                                                      $33,000,000
PROPERTY MANAGEMENT                                      Felton Management Corp.
UW ECONOMIC OCCUPANCY %                                                    88.1%
UW REVENUES                                                           $4,058,876
UW EXPENSES                                                           $1,345,943
UW NET OPERATING INCOME (NOI)                                         $2,712,933
UW NET CASH FLOW (NCF)                                                $2,402,169
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 60

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                               400 SW 6TH AVENUE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF NET                               % OF
                                        RATINGS          NET RENTABLE   RENTABLE                              ACTUAL   DATE OF LEASE
           TENANT NAME            FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA     RENT PSF    ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Harland Financial Solutions, Inc.       NR/NR/NR             79,089       37.96%    $ 20.25     $1,601,552     41.30%      2/29/12
GSA/HUD                                AAA/Aaa/AAA           20,415        9.80%    $ 24.00     $  489,960     12.64%      9/30/05
Electric Lightwave, Inc.                NR/NR/NR             19,276        9.25%    $ 26.23     $  505,522     13.04%     11/30/10
Parsons/Brinckerhoff                    NR/NR/NR             17,659        8.47%    $ 22.68     $  400,430     10.33%      8/31/05
Certegy E-Banking                       NR/NR/NR             15,275        7.33%    $ 24.75     $  378,056      9.75%      6/30/06
Non-major tenants                                            27,085       13.00%    $ 18.54     $  502,129     12.95%
                                                             ------      ------     -------     ----------    ------
Occupied Total                                              178,799       85.81%    $ 21.69     $3,877,649    100.00%

Vacant Space                                                 29,575       14.19%
                                                            -------      ------

TOTAL                                                       208,374      100.00%
                                                            =======      ======
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------
                        WTD. AVG. IN PLACE
          # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
 YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------------------------------------------------------------------------------------------------------------------

 2004          0             $  0.00               0       0.00%         0.00%           0.00%              0.00%
 2005          4             $ 21.96          47,354      22.73%        22.73%          26.82%             26.82%
 2006          2             $ 24.49          15,832       7.60%        30.32%          10.00%             36.81%
 2007          1             $ 22.00           6,442       3.09%        33.41%           3.65%             40.47%
 2008          4             $ 18.89           7,624       3.66%        37.07%           3.71%             44.18%
 2009          0             $  0.00               0       0.00%        37.07%           0.00%             44.18%
 2010          2             $ 25.06          22,458      10.78%        47.85%          14.51%             58.70%
 2011          0             $  0.00               0       0.00%        47.85%           0.00%             58.70%
 2012          1             $ 20.25          79,089      37.96%        85.81%          41.30%            100.00%
 2013          0             $  0.00               0       0.00%        85.81%           0.00%            100.00%
 2014          0             $  0.00               0       0.00%        85.81%           0.00%            100.00%
                                              ------      -----
TOTALS                                       178,799      85.81%
                                             =======      =====
----------------------------------------------------------------------------------------------------------------------

(1)   Credit ratings may be those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 61

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                               400 SW 6TH AVENUE
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "400 SW 6th Avenue Loan") is secured by a first deed of trust encumbering an office building located in
  Portland, Oregon. The 400 SW 6th Avenue Loan represents approximately 2.5%
  of the initial mortgage pool balance and 2.8% of the initial loan group no.
  1 balance. The 400 SW 6th Avenue Loan was originated on July 8, 2004 and has a principal balance as of the cut-off date of $25,479,293.

  The 400 SW 6th Avenue Loan has a remaining term of 115 months and matures on
  July 11, 2014. The 400 SW 6th Avenue Loan may be prepaid on or after May 11,
  2014 and permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is 400 6th Avenue LLC, a special purpose entity.
  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 400 6th Avenue LLC Loan. The sponsor is William D. Felton. Mr. Felton has over 40 years experience in the real estate industry. Felton Properties, Inc. was formed in 1997 and is wholly owned by William D. Felton and Matthew Felton. Felton Properties, Inc. is
  involved in the acquisition, leasing, development and management of commercial real estate assets in the Pacific Northwest area. Currently, their portfolio is comprised of approximately 17 commercial properties totaling over 2 million square feet situated in the Portland and Seattle markets.

o THE PROPERTY. The mortgaged real property is an approximately 208,374 square foot office building situated on approximately 20,000 square feet. The mortgaged real property was constructed in 1958 and renovated in 2003. The mortgaged real property is located in Portland, Oregon, within the Portland,
  Oregon metropolitan statistical area. As of June 1, 2004, the occupancy rate for the mortgaged real property securing the 400 SW 6th Avenue Loan was approximately 85.8%.

  The largest tenant is Harland Financial Solutions, Inc. ("Harland"), occupying approximately 79,089 square feet, or approximately 38.0% of the net rentable area. Harland is a wholly owned subsidiary of John H. Harland
  Company (NYSE: JH), which is a provider of printed products and software sold to financial institutions, including banks, credit unions, brokerage houses, and financial software companies. The Harland lease expires in
  February 2012. The second largest tenant is GSA/HUD ("HUD"), occupying approximately 20,415 square feet, or approximately 9.8% of the net rentable area. Created in 1965, HUD, or the U. S. Department of Housing and Urban
  Development, oversees the Federal Housing Administration, the largest mortgage insurer in the world, as well as regulating the housing industry business. HUD's mission is to increase homeownership, support community development and increase access to affordable housing free from discrimination. The HUD lease expires in September 2005. As of November 8,
  2004, HUD was rated "Aaa" by Moody's and "AAA" by S&P. The third largest tenant is Electric Lightwave, Inc. ("Electric"), occupying approximately
  19,276 square feet, or approximately 9.3% of the net rentable area. Electric is a wholly owned subsidiary of Citizens Communications Company (NYSE: CZN), a telecommunications company providing wireline communications services to rural areas and small and medium-sized towns and cities as an incumbent local exchange carrier. The Electric lease expires in November 2010. As of
  November 8, 2004, Electric was rated "Ba3" by Moody's and "BB+" by S&P.

o LOCK BOX ACCOUNT. During the term of the 400 SW 6th Avenue Loan, upon the earlier to occur of (i) the Harland lease term expiration date, or February
  28, 2011, if the Harland lease is not renewed or (ii) an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases are required to be directly deposited into a mortgagee designated lock box account, which ceases when the funds in the account exceed $1,000,000.

o MANAGEMENT. Felton Management Corp., an Oregon corporation, is the property manager for the mortgaged real property securing the 400 SW 6th Avenue
  Loan. The property manager is affiliated with the sponsor.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 62

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 63

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              WILKES-BARRE COMMONS
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]                                           [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                                           [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS
MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                      Page 64

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                              WILKES-BARRE COMMONS
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 65

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              WILKES-BARRE COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $23,133,438
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                 2.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Richard Birdoff, Jay Furman
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                            5.9525%
MATURITY DATE                                                 September 11, 2014
AMORTIZATION TYPE                                                        Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION                                117 / 357
TERM
LOCKBOX                                                           Springing Hard

UP-FRONT RESERVES
  TAX / INSURANCE                Yes / Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                  Yes / Yes
  REPLACEMENT                    $2,556
  TI/LC(1)                       $5,000
ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $23,133,438
CUT-OFF DATE PRINCIPAL BALANCE/SF(2)                                        $138
CUT-OFF DATE LTV RATIO                                                     79.8%
MATURITY DATE LTV RATIO                                                    67.7%
UW NCF DSCR                                                                1.24x
--------------------------------------------------------------------------------

(1)   Up to a maximum amount of $300,000.

(2)   Did not take into account square footage of space held by tenants under a ground lease.

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Wilkes-Barre, PA
PROPERTY TYPE                                                   Retail, Anchored
SIZE (SF)(1)                                                             167,050
OCCUPANCY % AS OF AUGUST 14, 2004(2)                                       93.4%
YEAR BUILT / YEAR RENOVATED                                           2003 / NAP
APPRAISED VALUE                                                      $29,000,000
PROPERTY MANAGEMENT                                    RD Management Corporation
UW ECONOMIC OCCUPANCY %                                                    91.7%
UW REVENUES                                                           $3,209,130
UW EXPENSES                                                           $1,048,547
UW NET OPERATING INCOME (NOI)                                         $2,160,583
UW NET CASH FLOW (NCF)                                                $2,055,594
--------------------------------------------------------------------------------

(1)   Does not reflect the square footage of space held by tenants under a ground lease.

(2)   Occupancy % is calculated using 204,443 square feet, which includes tenants that
     occupy space pursuant to ground leases.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 66

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                                  CGCMT 2004-C2

--------------------------------------------------------------------------------
                              WILKES-BARRE COMMONS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             TENANT SUMMARY(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % OF NET                                % OF
                                       RATINGS         NET RENTABLE   RENTABLE                               ACTUAL    DATE OF LEASE
          TENANT NAME           FITCH/MOODY'S/S&P(2)     AREA (SF)      AREA      RENT PSF   ACTUAL RENT      RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Anchor Tenants-Anchor Owned

Target                                                    124,911     SHADOW ANCHOR - NOT PART OF COLLATERAL              11/5/52
                                                          -------
Total Anchor Owned                                        124,911

Circuit City                          NR/NR/NR             34,209      16.73%       $15.00    $  513,135      21.75%      1/31/20
Toys "R" Us Penn Inc.(3)             BB/Ba2/BB             30,597      14.97%       $ 6.01    $  183,744       7.79%      1/31/14
Ross Stores of PA                    NR/NR/BBB             30,000      14.67%       $11.50    $  345,000      14.62%      1/31/15
MarMaxx - Marshalls                   NR/A3/A              29,784      14.57%       $10.00    $  297,840      12.62%      9/30/13
Petco                                 NR/NR/BB             15,768       7.71%       $15.73    $  248,060      10.51%      1/31/14
                                                          -------    --------       ------    ----------      -----
Top 5 Tenants                                             140,358      68.65%       $11.31    $1,587,779      67.30%

Non-major tenants(4)                                       50,642      24.77%       $15.24    $  771,576      32.70%

Vacant Space                                               13,443       6.58%
                                                          -------    --------

COLLATERAL TOTAL                                          204,443     100.00%
                                                          =======    ========
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------------------------
                        WTD. AVG. IN PLACE
          # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
 YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
---------------------------------------------------------------------------------------------------------------------------------

 2004          0              $  0.00              0       0.00%         0.00%           0.00%             0.00%
 2005          0              $  0.00              0       0.00%         0.00%           0.00%             0.00%
 2006          0              $  0.00              0       0.00%         0.00%           0.00%             0.00%
 2007          0              $  0.00              0       0.00%         0.00%           0.00%             0.00%
 2008          2              $ 15.00         12,050       5.89%         5.89%           7.66%             7.66%
 2009          3              $ 16.36         10,750       5.26%        11.15%           7.46%            15.12%
 2010          0              $  0.00              0       0.00%        11.15%           0.00%            15.12%
 2011          0              $  0.00              0       0.00%        11.15%           0.00%            15.12%
 2012          0              $  0.00              0       0.00%        11.15%           0.00%            15.12%
 2013          1              $ 10.00         29,784      14.57%        25.72%          12.62%            27.74%
 2014          4              $ 11.23         67,411      32.97%        58.69%          32.07%            59.81%
                                              ------      -----
TOTALS                                       119,995      58.69%
                                             =======      =====
---------------------------------------------------------------------------------------------------------------------------------

(1)   Calculated using 204,443 square feet, which includes tenants that occupy space pursuant to ground leases.

(2)   Credit ratings may be those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

(3)   Toys "R" Us Penn Inc. occupies space pursuant to a ground lease.

(4)   6,796 square feet is held by tenants under a ground lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 67

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              WILKES-BARRE COMMONS
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "Wilkes-Barre Township Commons
  Loan") is secured by a first mortgage encumbering an anchored retail center located in Wilkes-Barre, Pennsylvania, which is also shadow anchored by
  Target. The Wilkes-Barre Township Commons Loan represents approximately 2.2%
  of the initial mortgage pool balance and 2.6% of the initial loan group no.
  1 balance. The Wilkes-Barre Township Commons Loan was originated on August
  20, 2004 and has a principal balance as of the cut-off date of $23,133,428.

  The Wilkes-Barre Township Commons Loan has a remaining term of 117 months and matures on September 11, 2014. The Wilkes-Barre Township Commons Loan
  may be prepaid on or after August 11, 2014, and permits defeasance with
  United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is FBY Wilkes-Barre L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Wilkes-Barre Township Commons
  Loan. The sponsors of the borrower are: Richard Birdoff and Jay Furman. Mr.
  Furman has over 30 years experience in the commercial real estate industry and has significant interests in more than one hundred shopping centers. Mr.
  Furman is a general partner and controlling member of over 85 partnerships, corporations and limited liability companies. Mr. Furman's partner, Richard
  Birdoff combines an active legal practice with more than 15 years of experience in the operation and development of real estate. Mr. Birdoff holds interests in more than 50 shopping centers.

o THE PROPERTY. The mortgaged real property is an approximately 167,050 square foot anchored retail center situated on approximately 23.8 acres. The mortgaged real property is shadow anchored by Target. The mortgaged real property was constructed in 2003. The mortgaged real property is located in
  Wilkes-Barre, Pennsylvania, within the Scranton/Wilkes-Barre/
  Hazelton, PA metropolitan statistical area. As of August 14, 2004, the occupancy rate for the mortgaged real property securing the Wilkes-Barre
  Township Commons Loan was approximately 93.4%.

  The largest tenant is Circuit City Stores, Inc. ("Circuit City"), occupying approximately 34,209 square feet, or approximately 16.7% of the net rentable area. Circuit City is a national retailer of brand-name consumer electronics, personal computers and entertainment software. With over 600 superstores throughout the U.S., the company is one of the top U.S.
  electronics retailers. The Circuit City lease expires in January 2020. The second largest tenant is Toys "R" Us Penn Inc. d/b/a Babies-R-Us ("Toys R
  Us"), which occupies (pursuant to a ground lease) approximately 30,597 square feet, or approximately 15.0% of the net rentable area. Toys R Us operates a Babies R Us store at the mortgaged real property. Toys R Us is a retailer of toys, children's apparel and baby products. The company currently operates approximately 1,599 retail stores worldwide, which includes over 160 Babies R Us stores. As of November 8, 2004, Toys R Us was rated "Ba2" by Moody's and "BB" by S&P. The Toys R Us lease expires in
  January 2014. The third largest tenant is Ross Stores of Pennsylvania Inc.
  ("Ross"), occupying approximately 30,000 square feet, or approximately 14.7%
  of the net rentable area. Ross operates a chain of over 450 off-price retail apparel and home accessories stores that target middle-income households. As of November 8, 2004, Ross was rated "BBB" by S&P. Moody's does not rate
  Ross. The Ross lease expires in January 2015.

o LOCK BOX ACCOUNT. During the term of the Wilkes-Barre Township Commons Loan,
  (i) upon the occurrence of an event of default under the loan documents or
  (ii) on September 12, 2013, approximately one year prior to loan maturity
  (in order to trap $10.00 psf on all leases expiring in 2013 or 2014 that have not exercised options to renew), the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited into a lender designated lock box account, which ceases when the funds in the account exceed the remaining unrenewed lease square footage at $10.00 psf.

o MANAGEMENT. RD Management, LLC is the property manager for the mortgaged real property securing the Wilkes-Barre Township Commons Loan. The property manager is affiliated with the sponsor.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 68

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                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              BAY HARBOR APARTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

            [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 70

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                                  CGCMT 2004-C2

-------------------------------------------------------------------------------
                             BAY HARBOR APARTMENTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                             BAY HARBOR APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $23,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                 2.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                            Russell Geyser, Patrick Beach
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.500%
MATURITY DATE                                                 September 11, 2009
AMORTIZATION TYPE                                                  Interest Only
ORIGINAL TERM / AMORTIZATION                                  60 / Interest Only
REMAINING TERM / AMORTIZATION                                 57 / Interest Only
LOCKBOX                                            In-Place Soft; Springing Hard

UP-FRONT RESERVES
  TAX/INSURANCE                    Yes / Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                    Yes / Yes
  REPLACEMENT                         $5,063

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $23,000,000
CUT-OFF DATE PRINCIPAL BALANCE/UNIT                                      $67,847
CUT-OFF DATE LTV RATIO                                                     59.9%
MATURITY DATE LTV RATIO                                                    59.9%
UW NCF DSCR                                                                 1.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Fort Myers, FL
PROPERTY TYPE                                          Multifamily, Conventional
SIZE (UNITS)                                                                 339
OCCUPANCY AS OF SEPTEMBER 10, 2004                                         95.6%
YEAR BUILT / YEAR RENOVATED                                           2003 / NAP
APPRAISED VALUE                                                      $38,400,000
PROPERTY MANAGEMENT                                       Epoch Management, Inc.
UW ECONOMIC OCCUPANCY %                                                    84.0%
UW REVENUES                                                           $3,833,433
UW EXPENSES                                                           $1,535,468
UW NET OPERATING INCOME (NOI)                                         $2,297,965
UW NET CASH FLOW (NCF)                                                $2,212,215
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 72

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                                  CGCMT 2004-C2

--------------------------------------------------------------------------------
                              BAY HARBOR APARTMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           BAY HARBOR APARTMENTS
------------------------------------------------------------------------------------------------------------
                                                                APPROXIMATE
                              NUMBER OF       APPROXIMATE       NET RENTABLE      % OF NET        AVERAGE IN
         UNIT TYPE              UNITS       UNIT SIZE (SF)       AREA (SF)      RENTABLE AREA     PLACE RENT
------------------------------------------------------------------------------------------------------------

 1-BR / 1-BA (1st Floor)          10               530              5,300             1.4%          $  701
 1-BR / 1-BA (2nd Floor)          29               530             15,370             4.0%          $  716
 1-BR / 1-BA                      55               844             46,420            12.2%          $  863
 1-BR / 1-BA                      18             1,214             21,852             5.8%          $1,003
 2-BR / 2-BA                      76             1,105             83,980            22.1%          $1,008
 2-BR / 2-BA                      35             1,131             39,585            10.4%          $1,035
 2-BR / 2-BA                      58             1,475             85,550            22.5%          $1,228
 3-BR / 2-BA                      19             1,291             24,529             6.5%          $1,217
 3-BR / 2-BA                      20             1,317             26,340             6.9%          $1,272
 3-BR / 2-BA                      19             1,624             30,856             8.1%          $1,402
                                  --             -----             ------           -----           ------
 TOTAL/WEIGHTED AVERAGE          339             1,120            379,782           100.0%          $1,038
                                 ===             =====            =======           =====           ======
------------------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 73

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                             BAY HARBOR APARTMENTS
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "Bay Harbor Apartments Loan") is secured by a first mortgage encumbering a 339-unit multifamily complex located in Fort Myers, Florida. The Bay Harbor Apartments Loan represents approximately 2.2% of the initial mortgage pool balance and 2.6% of the initial loan group no. 1 balance. The Bay Harbor Apartments Loan was originated on August 27, 2004 and has a principal balance as of the cut-off date of $23,000,000. The Bay Harbor Apartments Loan provides for interest-only payments for the entire loan term.

  The Bay Harbor Apartments Loan has a remaining term of 57 months and matures on September 11, 2009. The Bay Harbor Apartments Loan may be prepaid on or after July 11, 2009, and permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is Gibraltar Bay Harbor S, LLC, a special purpose entity (together with 33 additional tenant-in-common borrowers, each of which is also a special purpose entity). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bay Harbor Apartments Loan. The sponsors are Patrick Beach and Russell
  Geyser. Mr. Beach is the founder, Chairman and CEO of Captec Financial Group
  ("Captec"). During the last 22 years, Captec has originated over $2 billion in real estate investments and real estate financing transactions. With over
  19 years of real estate experience, Mr. Geyser began his real estate career with the J.H. Snyder Company. In 1995, he teamed up with Excel Realty Trust, a New York Stock Exchange real estate investment trust to develop several retail projects around the country.

o THE PROPERTY. The mortgaged real property is a 339-unit garden-style apartment complex consisting of 39 two-story buildings situated on approximately 37.6 acres. The mortgaged real property was constructed in
  2003 and is located in Fort Myers, Florida, within the Fort Myers, Florida metropolitan statistical area. As of September 10, 2004, the occupancy rate for the mortgaged real property securing the Bay Harbor Apartments Loan was approximately 95.6%. The mortgaged real property includes such amenities as an electronically controlled access gate with individual unit video monitors, a large outdoor pool, a jacuzzi, lighted tennis courts, a video monitored children's playground, jogging trail, fitness center, library, screened grill room, and a fully equipped business center including high speed internet access, computers, fax machines and a copy machine. Parking is available throughout the property for 700 cars including 86 attached garages.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited by borrower or its agent into a designated lock box account.
  At any time during the term of the Bay Harbor Apartments Loan, if an event of default occurs under the loan documents, the borrower is required to notify the tenants that any and all tenant payments due under the applicable tenant leases are to be directly deposited by the tenants into the designated lock box account.

o PROPERTY MANAGEMENT. Epoch Management, Inc. is the property manager for the mortgaged real property securing the Bay Harbor Apartments Loan. Epoch
  Management was founded in 1973. Epoch has managed over 70,000 multifamily units in more than 100 cities in 16 states.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 74

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 75

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          WILLIAMSBURG SHOPPING CENTER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

          [GRAPHIC OMITTED]                            [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 76

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          WILLIAMSBURG SHOPPING CENTER
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 77

                        PRELIMINARY - SUBJECT TO CHANGE
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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          WILLIAMSBURG SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $22,000,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                 2.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                              Adam Ifshin
OWNERSHIP INTEREST                             Fee in part and Leasehold in part
MORTGAGE RATE                                                             5.565%
MATURITY DATE                                                 September 11, 2014
AMORTIZATION TYPE                                             Partial IO/Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                           117 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX / INSURANCE                    Yes / No
  PERFORMANCE HOLDBACK             $1,200,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                      Yes / No
  REPLACEMENT(1)                       $3,124
  TI/LC(2)                             $5,556

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $22,000,000
CUT-OFF DATE PRINCIPAL BALANCE/SF                                            $88
CUT-OFF DATE LTV RATIO(3)                                                  80.0%
MATURITY DATE LTV RATIO(3)                                                 70.2%
UW NCF DSCR                                                                1.25x
--------------------------------------------------------------------------------

(1)   Up to a maximum amount of $149,950.

(2)   Up to a maximum amount of $200,000.

(3)   The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio have been calculated based on the value of the mortgaged real property on a stabilized basis that makes various assumptions regarding the financial performance of the mortgaged real property that are consistent with the release of the performance holdback. Without regard to the performance holdback, the Cut-off Date LTV Ratio and the Maturity Date/ARD LTV Ratio
      are 84.6% and 74.2%, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Williamsburg, VA
PROPERTY TYPE                                                   Retail, Anchored
SIZE (SF)                                                                249,184
OCCUPANCY % AS OF SEPTEMBER 8, 2004                                        86.6%
YEAR BUILT / YEAR RENOVATED                                          1959 / 1996
APPRAISED VALUE                                                      $26,000,000
PROPERTY MANAGEMENT                                   DLC Management Corporation
UW ECONOMIC OCCUPANCY %                                                    87.1%
UW REVENUES                                                          $ 2,460,141
UW EXPENSES                                                          $   472,739
UW NET OPERATING INCOME (NOI)                                        $ 1,987,402
UW NET CASH FLOW (NCF)                                               $ 1,887,812
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 78

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          WILLIAMSBURG SHOPPING CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------
                                                                % OF NET                               % OF
                                 RATINGS         NET RENTABLE   RENTABLE                              ACTUAL    DATE OF LEASE
       TENANT NAME         FITCH/MOODY'S/S&P(1)    AREA (SF)      AREA    RENT PSF   ACTUAL RENT       RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Food Lion                      NR/Ba1/BB+            32,500       13.04%   $  5.35    $  173,752       8.83%     11/08/10
Stein Mart                      NR/NR/NR             32,000       12.84%   $  6.25    $  200,000      10.17%      7/31/12
Marshalls                        NR/A3/A             30,000       12.04%   $  8.00    $  240,000      12.20%      3/31/14
Ace Peninsula Hardware          NR/NR/NR             23,797        9.55%   $  4.85    $  115,304       5.86%      5/13/07
Books-A-Million                 NR/NR/NR             15,861        6.37%   $ 10.00    $  158,610       8.06%      1/31/06
                                                     ------      ------    -------    ----------      -----
Top 5 Tenants                                       134,158       53.84%   $  6.62    $  887,666      45.13%

Non-major tenants                                    81,687       32.78%   $ 13.21    $1,079,057      54.87%

Vacant Space                                         33,339       13.38%
                                                    -------      ------

COLLATERAL TOTAL                                    249,184      100.00%
                                                    =======      ======
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
                        WTD. AVG. IN PLACE
          # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
 YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
---------------------------------------------------------------------------------------------------------------------------

 2004          1             $  5.69           2,109      0.85%          0.85%           0.61%              0.61%
 2005          3             $ 19.65           6,131      2.46%          3.31%           6.13%              6.74%
 2006          6             $ 12.14          22,461      9.01%         12.32%          13.86%             20.60%
 2007          4             $  6.03          40,842     16.39%         28.71%          12.53%             33.13%
 2008          3             $ 15.01           7,819      3.14%         31.85%           5.97%             39.10%
 2009          5             $ 12.87          23,544      9.45%         41.30%          15.40%             54.50%
 2010          2             $  6.88          42,213     16.94%         58.24%          14.76%             69.26%
 2011          1             $ 17.00           2,584      1.04%         59.27%           2.23%             71.50%
 2012          2             $  7.23          36,032     14.46%         73.73%          13.24%             84.74%
 2013          0             $  0.00               0      0.00%         73.73%           0.00%             84.74%
 2014          2             $  9.35          32,110     12.89%         86.62%          15.26%            100.00%
                                              ------     -----
TOTALS                                       215,845     86.62%
                                             =======     =====
---------------------------------------------------------------------------------------------------------------------------

(1)   Credit ratings may be those of the parent company's long term secured debt, whether or not the parent company guarantees the lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 79

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--------------------------------------------------------------------------------
                          WILLIAMSBURG SHOPPING CENTER
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "Williamsburg Shopping Center
  Loan") is secured by a first mortgage encumbering an anchored retail center located in Williamsburg, Virginia. The Williamsburg Shopping Center Loan
  represents approximately 2.1% of the initial mortgage pool balance and 2.4%
  of the initial loan group no. 1 balance. The Williamsburg Shopping Center
  Loan was originated on August 18, 2004 and has a principal balance as of the cut-off date of $22,000,000. The Williamsburg Shopping Center Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Williamsburg Shopping Center Loan has a remaining term of 117 months and matures on September 11, 2014. The Williamsburg Shopping Center Loan may be
  prepaid on or after June 11, 2014, and permits defeasance with United States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is Williamsburg Improvements, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Williamsburg Shopping
  Center Loan. The principal of the borrower is Adam Ifshin; however, Mr.
  Ifshin is not individually a guarantor of the loan. The sponsors of the borrower, which are the guarantors of the loan, are: DLC Management
  Corporation ("DLC") and Delphi Commercial Properties, Inc ("Delphi"). Mr.
  Ifshin is President of DLC and Delphi. DLC acquires value-added retail space and manages and leases approximately 8 million square feet of retail in over
  40 properties. In total, Mr. Ifshin has been involved in over $1 billion of real estate transactions. Delphi is a real estate brokerage firm.

o THE PROPERTY. The mortgaged real property is an approximately 249,184 square foot anchored retail center situated on approximately 19.3 acres. The mortgaged real property was constructed in 1959 and renovated in 1996. The mortgaged real property is located in Williamsburg, Virginia, within the
  Norfolk/Virginia Beach, Virginia metropolitan statistical area. As of
  September 8, 2004, the occupancy rate for the mortgaged real property securing the Williamsburg Shopping Center Loan was approximately 86.6%.

  The largest tenant is Food Lion, Inc. ("Food Lion"), occupying approximately
  32,500 square feet, or approximately 13.0% of the net rentable area. Food
  Lion is a regional grocery store, which operates over 1,200 stores in approximately 11 states in the southeast. Food Lion has been in business since 1957 and has particular strength and history in rural areas. Food Lion is a subsidiary of Delhaize America, the US division of Brussels based
  Delhaize Group. As of November 8, 2004, Food Lion was rated "Ba1" by Moody's and "BB+" by S&P. The Food Lion lease expires in November 2010. The second largest tenant is Stein Mart, Inc. ("Stein Mart"), occupying approximately
  32,000 square feet, or approximately 12.8% of the net rentable area. Stein
  Mart (SMRT) is a publicly-traded company, best described as a hybrid between a better department/specialty store and a traditional off-price retailer.
  Stein Mart has over 260 locations nationwide. The Stein Mart lease expires in July 2012. The third largest tenant is Marshalls ("Marshalls"), occupying approximately 30,000 square feet, or approximately 12.0% of the net rentable area. Marshalls is one of the nation's largest off-price family apparel and home fashions retailers with over 650 stores covering 42 states and Puerto
  Rico. Marshalls is a subsidiary of the TJX Companies, Inc., which is the leading off-price retailer of apparel and home fashions in the United States and worldwide. As of November 8, 2004, Marshalls was rated "A3" by Moody's and "A" by S&P. The Marshalls lease expires in March 2014.

o MANAGEMENT. DLC Management Corporation is the property manager for the mortgaged real property securing the Williamsburg Shopping Center Loan. The property manager is affiliated with the borrower.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 80

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 81

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          VILLAGE WEST SHOPPING CENTER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

          [GRAPHIC OMITTED]                            [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 82

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          VILLAGE WEST SHOPPING CENTER
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 83

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          VILLAGE WEST SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         CGM
CUT-OFF DATE PRINCIPAL BALANCE                                       $21,550,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                 2.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                          Ruben Poplawski
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.500%
MATURITY DATE                                                   October 11, 2014
AMORTIZATION TYPE                                           Partial IO / Balloon
ORIGINAL TERM / AMORTIZATION TERM                                      120 / 360
REMAINING TERM / REMAINING AMORTIZATION TERM                           118 / 360
LOCKBOX                                                           Springing Hard

UP-FRONT RESERVES
  TAX / INSURANCE                  Yes / Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                    Yes / Yes
  REPLACEMENT                         $2,449

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $21,550,000
CUT-OFF DATE PRINCIPAL BALANCE/SF(1)                                        $128
CUT-OFF DATE LTV RATIO                                                     74.3%
MATURITY DATE LTV RATIO                                                    65.1%
UW NCF DSCR                                                                1.28x
--------------------------------------------------------------------------------

(1)   Did not take into account square footage of space held by tenants under a ground lease.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Hemet, CA
PROPERTY TYPE                                                   Retail, Anchored
SIZE (SF)(1)                                                             168,915
OCCUPANCY % AS OF AUGUST 5, 2004(2)                                        97.5%
YEAR BUILT / YEAR RENOVATED                                          1981 / 2004
APPRAISED VALUE                                                      $29,000,000
PROPERTY MANAGEMENT                                           Barclay's Realty &
                                                              Management Company
UW ECONOMIC OCCUPANCY %                                                    95.6%
UW REVENUES                                                           $2,808,968
UW EXPENSES                                                             $817,042
UW NET OPERATING INCOME (NOI)                                         $1,991,926
UW NET CASH FLOW (NCF)                                                $1,885,064
--------------------------------------------------------------------------------

(1)   Does not reflect the square footage of space held by tenants under a ground lease.

(2)   Occupancy % is calculated using 195,928 square feet, which includes tenants that
     occupy space pursuant to ground leases.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 84

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          VILLAGE WEST SHOPPING CENTER
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY(1)
---------------------------------------------------------------------------------------------------------------------------
                                                             % OF NET                               % OF
                              RATINGS         NET RENTABLE   RENTABLE                              ACTUAL    DATE OF LEASE
      TENANT NAME      FITCH/MOODY'S/S&P(2)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

Vons                       BBB/Baa2/BBB           38,140       19.47%   $  6.55    $  250,000       12.05%     10/31/16
Ross Dress For Less          NR/NR/BBB            30,187       15.41%   $  8.50    $  256,590       12.37%      1/31/11
Longs Drug Store(3)          NR/NR/NR             27,013       13.79%   $  1.48    $   40,000        1.93%      2/29/12
Michaels                    NR/Ba1/BB+            21,398       10.92%   $ 12.50    $  267,475       12.89%      2/28/13
HomeTown Buffet              NR/NR/NR             10,018        5.11%   $  9.01    $   90,288        4.35%     12/31/10
                                                  ------      ------    -------    ----------       -----
Top 5 Tenants                                    126,756       64.70%   $  7.13    $  904,352       43.58%

Non-major tenants                                 64,310       32.82%   $ 18.20    $1,170,672       56.42%

Vacant Space                                       4,862        2.48%
                                                 -------      ------

COLLATERAL TOTAL                                 195,928      100.00%
                                                 =======      ======
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
---------------------------------------------------------------------------------------------------------------------------

    2004    1                  $  9.00           1,400        0.71%         0.71%           0.61%             0.61%
    2005    6                  $ 18.97           9,590        4.89%         5.61%           8.77%             9.37%
    2006    3                  $ 14.07           4,400        2.25%         7.85%           2.98%            12.36%
    2007    6                  $ 21.86          20,400       10.41%        18.27%          21.49%            33.85%
    2008    5                  $ 15.85          11,876        6.06%        24.33%           9.07%            42.92%
    2009    3                  $ 19.89           6,652        3.40%        27.72%           6.38%            49.30%
    2010    1                  $  9.01          10,018        5.11%        32.84%           4.35%            53.65%
    2011    1                  $  8.50          30,187       15.41%        48.24%          12.37%            66.01%
    2012    2                  $  2.10          28,123       14.35%        62.60%           2.84%            68.86%
    2013    2                  $ 13.09          30,280       15.45%        78.05%          19.10%            87.95%
    2014    0                  $  0.00               0        0.00%        78.05%           0.00%            87.95%
                                                ------       -----
   TOTALS                                      152,926       78.05%
                                               =======       =====
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated using 195,928 square feet, which includes tenants that occupy space pursuant to ground leases.

(2)   Credit ratings are those of the parent company's long term unsecured debt, whether or not the parent company guarantees the lease.

(3)   Longs Drug Store occupies space pursuant to ground lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 85

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                          VILLAGE WEST SHOPPING CENTER
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "Village West Shopping Center
  Loan") is secured by a first mortgage encumbering an anchored retail center located in Hemet, California. The Village West Shopping Center Loan
  represents approximately 2.1% of the initial mortgage pool balance and 2.4%
  of the initial loan group no. 1 balance. The Village West Shopping Center
  Loan was originated on September 22, 2004 and has a principal balance as of the cut-off date of $21,550,000. The Village West Shopping Center Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Village West Shopping Center Loan has a remaining term of 118 months and matures on October 11, 2014. The Village West Shopping Center Loan may be
  prepaid on or after August 11, 2014, and permits defeasance with United
  States government obligations beginning two years after the issue date for the series 2004-C2 certificates.

o THE BORROWER. The borrower is Hemet Village West Seatac, LLC; Hemet Village
  West Wartnik, LLC; Hemet Village West, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Village West Shopping Center Loan. The sponsor of the borrower is Ruben Poplawski. He is the managing partner of each entity. Mr. Poplawski has over 35 years experience in commercial real estate. During his first 20 years in real estate, Mr. Poplawski served as a general contractor on commercial projects, totaling 1.4 million square feet located in the southeast and the southwest United States. Since 1985, Mr.
  Poplawski has been involved in forming investment groups to acquire existing commercial projects located in Oregon, Washington and California.

o THE PROPERTY. The mortgaged real property is an approximately 168,915 square foot anchored retail center situated on approximately 21.8 acres. The mortgaged real property was constructed in 1981 and renovated in 2004. The mortgaged real property is located in Hemet, California, within the
  Riverside/San Bernardino, California metropolitan statistical area. As of
  August 5, 2004, the occupancy rate for the mortgaged real property securing the Village West Shopping Center Loan was approximately 97.5%.

  The largest tenant is The Vons Companies, Inc. ("Vons"), occupying approximately 38,140 square feet, or approximately 19.5% of the net rentable area. Vons was formed in 1906 and by 1928 had expanded to 87 stores.
  Currently, the Vons operation, including the Pavilions stores, is part of the Safeway family of companies. Vons stores are found throughout Southern
  California and Nevada. As of November 8, 2004, Vons was rated "Baa2" by
  Moody's and "BBB" by S&P. The Vons lease expires in October 2016. The second largest tenant is Ross Stores, Inc. ("Ross"), occupying approximately 30,187 square feet, or approximately 15.4% of the net rentable area. Ross operates a chain of over 450 off-price retail apparel and home accessories stores that target middle-income households. As of November 8, 2004, Ross was rated
  "BBB" by S&P. Moody's does not rate Ross. The Ross lease expires in January
  2011. The third largest tenant is Longs Drug Stores California, Inc.
  ("Longs"), which occupies (pursuant to a ground lease) approximately 27,013 square feet, or approximately 13.8% of the net rentable area. Founded in
  1938, Longs became a publicly held company in 1961. Longs Drug Stores
  Corporation operates in two business segments, retail drug stores and through its Rx America subsidiary, pharmacy benefit management (PBM).
  Through the retail drug store segment, the Company operates a retail drug store chain on the West Coast of the United States and in Hawaii. As of
  January 29, 2004, the Company operated 470 stores in California, Colorado,
  Hawaii, Nevada, Washington and Oregon.

o LOCK BOX ACCOUNT. During the term of the Village West Shopping Center Loan,
  (i) on July 31, 2010, approximately six months prior to the expiration of the Ross lease, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases must be directly deposited into a lender designated lock box account.

o MANAGEMENT. Barclay's Realty & Management Company is the property manager for the mortgaged real property securing the Village West Shopping Center
  Loan. The property manager is affiliated with the sponsor.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 86

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 87

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-------------------------------------------------------------------------------
                              THE LODGE AT BAYBROOK
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]                                      [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                                      [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 88

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2004-C2

-------------------------------------------------------------------------------
                             THE LODGE AT BAYBROOK
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 89

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                              THE LODGE AT BAYBROOK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                         PNC
CUT-OFF DATE PRINCIPAL BALANCE                                       $20,500,000
PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                 2.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                         Michael B. Smuck, Edwin A. White
OWNERSHIP INTEREST                                                    Fee Simple
MORTGAGE RATE                                                             5.490%
MATURITY DATE                                                    October 1, 2014
AMORTIZATION TYPE                                           Partial IO / Balloon
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX/INSURANCE                      No / No
  REPLACEMENT                       $475,000
ONGOING MONTHLY RESERVES
  TAX/INSURANCE                    Yes / Yes
  REPLACEMENT                         $6,708

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE PRINCIPAL BALANCE                                       $20,500,000
CUT-OFF DATE PRINCIPAL
BALANCE/SF                                                               $63,665
CUT-OFF DATE LTV RATIO                                                     80.0%
MATURITY DATE LTV RATIO                                                    71.5%
UW NCF DSCR                                                                1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Houston, TX
PROPERTY TYPE                                          Multifamily, Conventional
SIZE (UNITS)                                                                 322
OCCUPANCY AS OF JULY 26, 2004                                              93.5%
YEAR BUILT / YEAR RENOVATED                                           1999 / NAP
APPRAISED VALUE                                                      $25,640,000
PROPERTY MANAGEMENT                                MBS Management Services, Inc.
UW ECONOMIC OCCUPANCY %                                                    92.5%
UW REVENUES                                                           $3,045,179
UW EXPENSES                                                           $1,324,270
UW NET OPERATING INCOME (NOI)                                         $1,720,908
UW NET CASH FLOW (NCF)                                                $1,688,708
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 90

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--------------------------------------------------------------------------------
                             THE LODGE AT BAYBROOK
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                           THE LODGE AT BAYBROOK
-----------------------------------------------------------------------------------------------------------
                                                               APPROXIMATE
                             NUMBER OF       APPROXIMATE      NET RENTABLE        % OF NET       AVERAGE IN
        UNIT TYPE              UNITS       UNIT SIZE (SF)       AREA (SF)      RENTABLE AREA     PLACE RENT
-----------------------------------------------------------------------------------------------------------

1-BR/1-BA                  186                   732        136,152                48.0%           $782
2-BR/2-BA                  136                 1,084        147,424                52.0%           $977
                           ---                 -----        -------               -----            ----
TOTAL/WEIGHTED AVERAGE     322                   908        283,576               100.0%           $880
                           ===                 =====        =======               =====            ====
-----------------------------------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 91

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                                 CGCMT 2004-C2

--------------------------------------------------------------------------------
                             THE LODGE AT BAYBROOK
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "The Lodge at Baybrook Loan") is secured by a first deed of trust encumbering a 322-unit multifamily complex located in Houston, Texas. The Lodge at Baybrook Loan represents approximately 2.0 % of the initial mortgage pool balance and 15.7% of the initial loan group no. 2 balance. The Lodge at Baybrook Loan was originated on September 29, 2004 and has a principal balance as of the cut-off date of
  $20,500,000. The Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The Lodge at Baybrook Loan has a remaining term of 118 months and matures on
  October 1, 2014. The Lodge at Baybrook Loan may be prepaid with the payment of yield maintenance on or after October 1, 2007 and may be prepaid without penalty or premium on or after July 1, 2014.

  The Borrower escrowed $475,000 with the lender at closing. These funds are available to the borrower for any improvements to the property during the first six months of the loan term, with any remaining funds after the six-month period to be deposited into the general reserve for replacement account. In addition, the Borrower is escrowing taxes and insurance with the lender on an on-going basis.

o THE BORROWER. The borrower is MBS-Baybrook, Ltd., a special-purpose entity.
  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lodge at Baybrook Loan. The sponsors are Michael B. Smuck and Edwin A. White. Mr. Smuck is the owner of the MBS
  Companies, a group of interrelated companies that together provide real estate and investment services to individuals, owners, investors, and institutional clients. Since their inception in 1987, the MBS Companies have formed more than 100 ownership entities for the acquisition of multi-family properties valued in excess of $620 million. To date, the lender has provided to Mr. Smuck approximately $640 million in financing on 68 multi-family properties with a total of 14,955 units.

o THE PROPERTY. The mortgaged real property is a 322-unit, class-A garden-style apartment complex consisting of 14 two- and three-story buildings and a one-story clubhouse situated on roughly 13.71 acres with a total of 549 parking spaces. The mortgaged real property was constructed in
  1999 and is located in the Houston Metropolitan Statistical Area. As of July
  26, 2004, the occupancy rate for the mortgaged real property was approximately 93%. The mortgaged real property's amenities include an elegant clubhouse with a theatre, a resort-style swimming pool with an outdoor barbecue pavilion and state-of-the-art fitness center. All kitchens are equipped with an electric range/oven, solid wood cabinets, refrigerator, dishwasher, microwave and a stainless steel sink with garbage disposal.
  There are smoke detectors, washer/dryers, ceiling fans and nine-foot ceilings with crown molding in all of the units. Selected units have built-in computer desks, twin-basin bathroom vanities, and vaulted ceilings over living areas.

o PROPERTY MANAGEMENT. The Lodge at Baybrook is managed by MBS Management
  Services, Inc., which is owned by the sponsor, Mr. Smuck. Mr. Smuck's experience in the multi-family market started in the early 1980s and has grown today such that his operations include a staff of over 300 employees and a portfolio of 68 properties totaling 14,955 units. The sponsor's portfolio includes properties in Houston, Dallas/Fort Worth, San Antonio,
  Tampa and Orlando. The management company is well positioned in the Houston
  MSA, with a total of 40 complexes encompassing 8,000 units.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 92

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                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 93

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                      STRUCTURAL AND COLLATERAL TERM SHEET
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                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS
ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 94